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                                                                    Exhibit 10.7

                              THE BISYS GROUP, INC.
                               401(k) SAVINGS PLAN




              Amended and Restated Effective As of January 1, 1997






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                                TABLE OF CONTENTS
                                                                            Page
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BACKGROUND INFORMATION.........................................................1

   ARTICLE I- DEFINITIONS......................................................2
      1.01  Account............................................................2
      1.02  Accounting Date....................................................2
      1.03  Authorized Leave of Absence........................................2
      1.04  Beneficiary........................................................2
      1.05  Board..............................................................2
      1.06  Code...............................................................2
      1.07  Committee..........................................................2
      1.08  Compensation.......................................................2
      1.09  Disability.........................................................4
      1.10  Discretionary Employer Contributions...............................4
      1.11  Discretionary Employer Contributions Account.......................5
      1.12  Effective Date.....................................................5
      1.13  Eligible Employee..................................................5
      1.14  Employee...........................................................5
      1.15  Employer...........................................................5
      1.16  Employer Matching Contributions....................................5
      1.17  Employer Matching Contributions Account............................5
      1.18  Employment Commencement Date.......................................5
      1.19  Entry Date.........................................................5
      1.20  ERISA..............................................................6
      1.21  Highly Compensated Employee........................................6
      1.22  Hour of Service....................................................6
      1.23  Income.............................................................7
      1.24  Investment Manager.................................................8
      1.25  Leased Employee....................................................8
      1.26  Nonforfeitable.....................................................8
      1.27  Nonhighly Compensated Employee.....................................8
      1.28  Normal Retirement Age..............................................8
      1.29  Participant........................................................8
      1.30  Plan...............................................................8
      1.31  Plan Administrator.................................................9
      1.32  Plan Year..........................................................9
      1.33  Qualified Matching Contributions...................................9
      1.34  Qualified Matching Contributions Account...........................9
      1.35  Qualified Non-Elective Contributions...............................9
      1.36  Qualified Non-Elective Contributions Account.......................9
      1.37  Reemployment Commencement Date.....................................9
      1.38  Related Employers..................................................9
      1.39  Salary Deferral Contributions......................................9
      1.40  Salary Deferral Contributions Account..............................9
      1.41  Separation from Service...........................................10
      1.42  Service...........................................................10
      1.43  Trust.............................................................10
      1.44  Trust Fund........................................................10
      1.45  Trustee...........................................................10
      1.46  Valuation Date....................................................10
      1.47  Year of Service...................................................10
      1.48  Terms Defined Elsewhere...........................................10

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   ARTICLE II - PARTICIPATION.................................................12
      2.01  Participation Requirements........................................12
      2.02  Participation Upon Reemployment...................................12

   ARTICLE III - CONTRIBUTIONS................................................13
      3.01  Individual Accounts...............................................13
      3.02  Salary Deferral Contributions.....................................13
      3.03  Dollar Limitation on Salary Deferral Contributions................14
      3.04  Limitation Applicable to Salary Deferral Contributions............15
      3.05  Distribution of Excess Salary Deferral Contributions..............17
      3.06  Qualified Non-Elective Contributions..............................18
      3.07  Employer Matching Contributions...................................19
      3.08  Limitation Applicable to Employer Matching Contributions..........19
      3.09  Distribution of Excess Aggregate Contributions....................22
      3.10  Qualified Matching Contributions..................................23
      3.11  Discretionary Employer Contributions..............................23
      3.12  Forfeitures.......................................................23
      3.13  Voluntary Contributions and Qualified Voluntary Contributions.....23
      3.14  Rollover and Transfer Contributions...............................24
      3.15  Return of Contributions...........................................24

   ARTICLE IV - LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS..........26
      4.01  Definitions.......................................................26
      4.02  Annual Addition Limitations.......................................29
      4.03  Overall Limitations...............................................30
      4.04  Further Reductions of Contributions...............................31

   ARTICLE V - TERMINATION OF SERVICE; PARTICIPANT VESTING....................32
      5.01  Vesting...........................................................32
      5.02  Year of Service -- Vesting........................................32
      5.03  Break in Service -- Vesting.......................................33
      5.04  Vesting Computation Period........................................33
      5.05  Included Years of Service -- Vesting..............................33
      5.06  Forfeiture Occurs.................................................33
      5.07  Cash-Out Distributions to Partially-Vested Participants...........34
      5.08  Restoration of Forfeited Portion of Account.......................34

   ARTICLE VI - TIME AND METHOD OF PAYMENT OF BENEFITS........................36
      6.01  Benefits Upon Retirement, Disability or Separation from Service...36
      6.02  Notice Regarding Payment Options and Failure of Participant to
            Make an Election..................................................36
      6.03  Method of Payment of Benefits at Retirement, Disability or
            Separation from Service...........................................37
      6.04  Waiver Election -- Qualified Joint and Survivor Annuity...........37
      6.05  Optional Forms of Payment.........................................38
      6.06  Cash-Out of Small Amounts.........................................38
      6.07  Required Beginning Date...........................................39
      6.08  Minimum Distribution Requirements.................................39
      6.09  Participant Benefit Payment Election..............................41
      6.10  Reemployment of Participants Receiving Payments...................41
      6.11  Lost Participant or Beneficiary...................................42
      6.12  Facility of Payment...............................................42
      6.13  Distributions Under Domestic Relations Orders.....................42
      6.14  Withholding on Distributions......................................44

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      6.15  No Distribution Prior to Separation from Service, Death or
            Disability........................................................44
      6.16  Eligible Rollover Distributions...................................44

   ARTICLE VII - PRE-RETIREMENT DEATH BENEFITS................................46
      7.01  Benefit Payable in the Event of Death Before Benefit
            Commencement Date.................................................46
      7.02  Waiver Election for Married Participants..........................46
      7.03  Timing and Form of Distributions..................................47
      7.04  Cash-Out of Small Death Benefit Amounts...........................47
      7.05  Designation of Beneficiary........................................48
      7.06  Failure of Beneficiary Designation................................48

   ARTICLE VIII - LOANS; IN-SERVICE WITHDRAWALS...............................49
      8.01  Loans.............................................................49
      8.02  Loan Terms and Conditions.........................................50
      8.03 Withdrawals from Rollover Contributions Account, Transfer Contributions Account, Voluntary Contributions Account and
            Qualified Voluntary Contributions Account.........................51
      8.04  In-Service Withdrawal On or After Age 59 1/2......................52
      8.05  Hardship Withdrawals..............................................52

   ARTICLE IX - EMPLOYER ADMINISTRATIVE PROVISIONS............................54
      9.01  Information to Plan Administrator.................................54
      9.02  No Liability......................................................54
      9.03  Indemnity of Committee............................................54
      9.04  Indemnity of Trustee..............................................54
      9.05  Employer Direction of Investment..................................55

   ARTICLE X - PARTICIPANT ADMINISTRATIVE PROVISIONS..........................56
      10.01    Personal Data to Plan Administrator............................56
      10.02    Address for Notification.......................................56
      10.03    Assignment or Alienation.......................................56
      10.04    Participant Direction of Investment............................56
      10.05    Litigation Against the Trust...................................57
      10.06    Information Available..........................................57
      10.07    Claims Procedure...............................................57

   ARTICLE XI - ADMINISTRATION OF THE PLAN....................................59
      11.01    Allocation of Responsibility Among Fiduciaries for Plan and
               Trust Administration...........................................59
      11.02    Appointment of Committee.......................................59
      11.03    Committee Procedures...........................................59
      11.04    Records and Reports............................................60
      11.05    Other Committee Powers and Duties..............................60
      11.06    Rules and Decisions............................................61
      11.07    Application and Forms for Benefits.............................61
      11.08    Authorization of Benefit Payments..............................61
      11.09    Funding Policy.................................................61
      11.10    Fiduciary Duties...............................................61
      11.11    Allocation or Delegation of Duties and Responsibilities........62
      11.12    Separate Accounting............................................62
      11.13    Value of Participant's Account.................................63
      11.14    Account Adjustments............................................63
      11.15    Valuation of Trust Fund........................................63
      11.16    Individual Statement...........................................64


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   ARTICLE XII - TOP-HEAVY RULES..............................................65
      12.01    Minimum Employer Contribution..................................65
      12.02    Top-Heavy Vesting..............................................65
      12.03    Additional Contribution........................................66
      12.04    Determination of Top-Heavy Status..............................66
      12.05    Limitation of Allocations......................................67
      12.06    Definitions....................................................67

   ARTICLE XIII - MISCELLANEOUS...............................................69
      13.01    Evidence.......................................................69
      13.02    No Responsibility for Employer Action..........................69
      13.03    Fiduciaries Not Insurers.......................................69
      13.04    Waiver of Notice...............................................69
      13.05    Successors.....................................................69
      13.06    Word Usage.....................................................70
      13.07    Headings.......................................................70
      13.08    State Law......................................................70
      13.09    Employment Not Guaranteed......................................70
      13.10    Payment of Plan Expenses.......................................70

   ARTICLE XIV - EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION....................71
      14.01    Exclusive Benefit..............................................71
      14.02    Amendment by Employer..........................................71
      14.03    Amendment to Vesting Provisions................................71
      14.04    Discontinuance.................................................72
      14.05    Full Vesting on Plan Termination...............................72
      14.06    Merger, Direct Transfer and Elective Transfer..................72
      14.07    Termination of the Plan........................................73

Schedule I - Recognition of Prior Service with Certain Acquired Entities......74

Schedule II - Alternative Vesting Schedules for Certain Participants..........75


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                              THE BISYS GROUP, INC.
                               401(k) SAVINGS PLAN



                             BACKGROUND INFORMATION

         The BISYS Group, Inc. (formerly BISYS, Inc.) (the "Employer") hereby amends and restates the BISYS 401(k) Savings Plan as The BISYS Group, Inc. 401(k) Savings Plan (the "Plan") to provide retirement benefits to eligible employees of the Employer and Related Employers which have adopted the Plan. The original plan, known as the BISYS 401(k) Savings Plan, was established effective November 1, 1989, as a profit sharing plan with a cash or deferred feature, and has been amended from time to time thereafter.

         The Plan is amended and restated effective as of January 1, 1997, and such other dates as are set forth herein, to change the form of the Plan from a prototype plan to an individually designed plan, to update the Plan for changes in applicable law (including the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997) and in other respects. Effective January 1, 1999, the name of the Plan shall be The BISYS Group, Inc. 401(k) Savings Plan. The provisions of this amended and restated Plan shall apply solely to an Employee whose employment with the Employer and Related Employers participating in the Plan terminates on or after the Effective Date of this restated Plan. An Employee whose employment with the Employer and Related Employers participating in the Plan terminates prior to the Effective Date of this restated Plan shall be entitled to a benefit, if any, as determined under the provisions of the Plan in effect on the date his employment terminated.



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                                    ARTICLE I

                                   DEFINITIONS


         Each word and phrase defined in this Article I shall have the following meaning whenever such word or phrase is capitalized and used herein unless a different meaning is clearly required by the context of this agreement.

         1.01 Account means the separate bookkeeping account that the Plan Administrator or the Trustee shall maintain for a Participant pursuant to this Plan.

         1.02 Accounting Date means the last day of the Plan Year. Except as otherwise provided herein, the Plan Administrator shall make Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

         1.03 Authorized Leave of Absence means a leave of absence granted in accordance with the nondiscriminatory and uniform policies and procedures of the Employer or Related Employer.

         1.04 Beneficiary means a person, whether an individual, legal representative, estate or other entity, designated by a Participant pursuant to
Section 7.05, who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's or Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

         1.05 Board means the board of directors of The BISYS Group, Inc.

         1.06 Code means the Internal Revenue Code of 1986, as amended from time to time.

         1.07 Committee means the person or persons appointed pursuant to
Section 11.02 as the Committee, as from time to time constituted, to assist the Employer in the administration of the Plan in accordance with Article XI.

         1.08 Compensation means, effective January 1, 1999, the Participant's wages, salaries, fees for professional services and other amounts received for a Plan Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent such amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). Compensation also includes Elective Contributions made by the Employer on the Employee's behalf. "Elective Contributions" are amounts excludible from the Employee's gross income under Code Sections 402(e)(3), 402(h), 125 or 403(b). A Compensation payment includes

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Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Sections 3121(s) and 3306(p) of the Code. Compensation does not include:

                  (a) Employer contributions (other than Elective Contributions) to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, Employer contributions made on behalf of an Employee to a simplified employee pension plan under Code Section 408 to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

                  (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

                  (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than Elective Contributions.

                  (e) Reimbursements and other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation (other than Elective Contributions), and welfare benefits (including payments by the Employer on account of an Employee's short-term disability).

                  (f) With respect to Highly Compensated Employees only, premiums for executive split dollar life insurance which are includible in the gross income of such Employee, and taxable income to such an Employee which is attributable to the forgiveness of a loan by the Employer.

                  Effective June 1, 1999, only Compensation earned while a Participant in the Plan shall be considered for purposes of determining contributions under the Plan with respect to such Participant.

                  Any reference in this Plan to Compensation is a reference to the definition in this Section 1.08, unless the Plan reference specifies a modification to this definition. The Plan Administrator will take into account only Compensation actually paid for the relevant period.

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                  For Plan Years beginning on or after January 1, 1994, in
addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Code Section 401(a)(17)(B)). For any Plan Year beginning after December 31, 1988, but prior to January 1, 1994, the Plan Administrator shall take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Secretary of the Treasury prescribed) of any Participant's Compensation.

                  The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (the "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than twelve months, the compensation limit described in this Section will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is twelve. If Compensation for any prior year is taken into account in determining a Participant's allocations under the Plan for a Plan Year, then Compensation for such prior year shall be subject to the annual compensation limitation in effect for that prior year.

                  For any Plan Year beginning after December 31, 1988 and prior to January 1, 1997, the compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under the rules of Code Section 414(q)(6), who is either the Employee's spouse or the Employee's lineal descendant under the age of 19 at the close of the Plan Year. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an accrual for that Plan Year exceeds the applicable compensation limitation, Compensation for each such Participant means his Adjusted Compensation. "Adjusted Compensation" is the amount which bears the same ratio to the compensation limitation as the affected Participant's Compensation (without regard to the compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit.

                  Prior to January 1, 1999, Compensation shall be determined in accordance with Code Section 3401(a), but including pre-tax elective contributions. Prior to June 1, 1999, Compensation shall not be limited to compensation earned while a Participant participating in the Plan.

         1.09 Disability means an illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than twelve months, certified by a physician selected by or satisfactory to the Employer, which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

         1.10 Discretionary Employer Contributions means contributions to a Participant's Discretionary Employer Contributions Account pursuant to Section 3.11.

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         1.11 Discretionary Employer Contributions Account means that portion of a Participant's Account credited with Discretionary Employer Contributions pursuant to Section 3.11, and adjustments thereto.

         1.12 Effective Date means January 1, 1997, the date on which the provisions of this amended and restated Plan become effective, except as otherwise provided herein. The Effective Date of the original plan was November 1, 1989.

         1.13 Eligible Employee means an Employee of the Employer other than (i) an Employee covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining (unless such agreement provides for participation in this Plan), (ii) an Employee who is a nonresident alien and who receives no earned income within the meaning of Code
Section 911(a)(2) from the Employer which constitutes income from sources within the United States, (iii) effective as of June 1, 1999, a Leased Employee or (iv) temporary employees.

                  Notwithstanding the foregoing, an individual who becomes an Employee of the Employer due to the merger or acquisition of his previous employer into or by the Employer, shall become an Eligible Employee as soon as administratively practicable after the merger or acquisition (but not later than the last day of the Plan Year next following such merger or acquisition), except as may be provided otherwise in Schedule I to the Plan.

         1.14 Employee means any person who receives remuneration for personal services rendered to the Employer or any Related Employer as a common law employee. A person who would be receiving such remuneration except for an Authorized Leave of Absence shall also be considered an Employee. If the Employer or a Related Employer does not characterize a person as an Employee and is later required to recharacterize a person's status with the Employer as an Employee, the person will be treated as an Employee for Plan eligibility prospectively from the date of recharacterization.

         1.15 Employer means The BISYS Group, Inc., a Delaware corporation, and any Related Employer which shall ratify and adopt the Plan in a manner satisfactory to the Board.

         1.16 Employer Matching Contributions means contributions to a Participant's Employer Matching Contributions Account pursuant to Section 3.07.

         1.17 Employer Matching Contributions Account means that portion of a Participant's Account credited with Employer Matching Contributions pursuant to
Section 3.07, and adjustments thereto.

         1.18 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer or a Related Employer.

         1.19 Entry Date means the first day of each calendar month.

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         1.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.21 Highly Compensated Employee means, effective January 1, 1997, any Employee who:

                  (a) was a more than five percent (5%) owner (as defined in Code Section 416(i)) of the Employer at any time during the current or preceding Plan Year, or

                  (b) for the preceding Plan Year:

                           (1) received more than $80,000 in annual Compensation
                  from the Employer (or such other amount, as adjusted pursuant to Code Section 415(d) except that the base period shall be the calendar quarter ending September 30, 1996), and

                           (2) was in the top twenty percent (20%) of Employees
                  when ranked on the basis of Compensation paid during such Plan Year.

                  For purposes of this Section 1.21, "Compensation" means Compensation as defined in Section 1.08 of the Plan for the entire Plan Year regardless of whether such Employee was a Participant in the Plan for the entire Plan Year, but not taking into account Section 1.08(f). Related Employers to the Employer shall be treated as a single employer with the Employer, for purposes of this Section.

                  A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when such Employee separated from Service, or such Employee was a Highly Compensated Employee at any time after attaining age 55. The determination of who is a Highly Compensated Employee shall be made in accordance with Section 414(q) of the Code and applicable regulations thereunder.

         1.22     Hour of Service means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. Hours of Service shall be credited under this Subsection (a) to an Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid.

                  (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. Hours of Service shall be credited under this Subsection (b) to an Employee for the Plan Year(s) to which the award or the agreement pertains rather than for the Plan Year in which the award, agreement or payment is made.

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

                  (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. No more than 501 Hours of Service shall be credited under this Subsection (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Plan Administrator shall credit Hours of Service under this paragraph (c) in accordance with the rules of Subsections (b) and
         (c) of Department of Labor Reg.Section 2530.200b-2, which are incorporated herein by reference.

                  An Hour of Service shall not be credited to an Employee under more than one of the above paragraphs. A computation period for purposes of this
Section 1.22, is the Plan Year or Service period, Break in Service period or other period, as determined under the Plan provision for which an Employee's Hours of Service are measured.

                  An Employee shall be credited with Hours of Service on the basis of months worked. For purposes of the Plan, an Employee shall be credited with one hundred-ninety (190) Hours of Service during each calendar month if the Employee would be credited with at least one (1) Hour of Service during such month.

                  Hours of Service will be credited for employment with other members of a group of Related Employers of which the Employer is a member. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) or Section 414(o) of the Code and the regulations thereunder.

                  Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, an Employee shall be credited with Hours of Service during the Employee's unpaid absence period due to maternity or paternity leave. An Employee shall be considered to be on maternity or paternity leave for Plan purposes if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. An Employee shall be credited with the Hours of Service the Employee would have received if he were paid during the absence period or, if the number of Hours of Service the Employee would have received cannot be determined, on the basis of eight (8) hours per day during the absence period. Only the number of Hours of Service (up to 501) necessary to prevent an Employee's Break in Service shall be credited to such an Employee.

         1.23 Income means the net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their then fair market value.

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         1.24 Investment Manager means a person or organization who is appointed to direct the investment of all or part of the Trust Fund, and who is either (a) registered in good standing as an Investment Adviser under the Investment Advisers Act of 1940, (b) a bank, as defined in such Act, or (c) an insurance company qualified to perform investment management services under the laws of more than one state of the United States, and that has acknowledged in writing that it is a fiduciary with respect to the Plan.

         1.25 Leased Employee means, effective January 1, 1997, any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("Leasing Organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, which services are performed under the primary direction or control of the Employer. Contributions or benefits provided a Leased Employee by the Leasing Organization that are attributable to services performed for the Employer shall be treated as provided by the Employer.

                  A Leased Employee shall not be considered an Employee of the Employer if such employee is covered by a money purchase pension plan that provides (i) a nonintegrated employer contribution rate for each Participant of at least ten percent (10%) of compensation, (ii) immediate participation for each employee of the Leasing Organization (other than employees who perform substantially all of their services for the Leasing Organization), and (iii) full and immediate vesting; and leased employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated workforce.

         1.26 Nonforfeitable means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to all or a portion of the Participant's Account.

         1.27 Nonhighly Compensated Employee means any Employee who is not a Highly Compensated Employee.

         1.28 Normal Retirement Age means the date the Participant attains age
65.

         1.29 Participant means an Employee who is eligible to be and becomes a Participant in the Plan in accordance with the provisions of Section 2.01. An Employee who becomes a Participant shall remain a Participant under the Plan until the Trustee has fully distributed the Nonforfeitable portion of such Participant's Account to him.

         1.30 Plan means the plan set forth herein or as amended from time to time, designated as The BISYS Group, Inc. 401(k) Savings Plan effective January 1, 1999. Prior to January 1, 1999, the Plan was a national prototype plan known as the BISYS 401(k) Savings Plan.

         1.31 Plan Administrator means the Employer, the Committee, or such other person or persons designated by the Employer to administer the Plan on behalf of the Employer.

         1.32 Plan Year means the fiscal year of the Plan, which is the twelve
(12) consecutive month period commencing on January 1 and ending on December 31.

         1.33 Qualified Matching Contributions means Employer Matching Contributions that are at all times Nonforfeitable and subject to the distribution requirements of Section 401(k) of the Code when made to the Plan.

         1.34 Qualified Matching Contributions Account means that portion of a Participant's Account credited with Qualified Matching Contributions pursuant to
Section 3.10, and adjustments relating thereto.

         1.35 Qualified Non-Elective Contributions means contributions (other than Employer Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are Nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Salary Deferral Contributions and Qualified Matching Contributions, except that Qualified Non-Elective Contributions may not be withdrawn on account of the financial hardship of a Participant.

         1.36 Qualified Non-Elective Contributions Account means that portion of a Participant's account credited with Qualified Non-Elective Contributions pursuant to Section 3.10, and adjustments relating thereto.

         1.37 Reemployment Commencement Date means the date upon which an Employee first performs an Hour of Service following a Break in Service.

         1.38 Related Employers means a controlled group of corporations (as defined in Section 414(b) of the Code), trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code), or an affiliated service group (as defined in Sections 414(m) and (o) of the Code). If the Employer is a member of a group of Related Employers, the term "Employer" includes the Related Employers for any purpose required by the Code or the Plan. However, only an Employer described in Section 1.15 may contribute to the Plan and only an Employee employed by an Employer described in
Section 1.15 is eligible to participate in this Plan, unless otherwise specifically permitted by the Board.

         1.39 Salary Deferral Contributions means contributions to a Participant's Salary Deferral Contributions Account pursuant to Section 3.02.

         1.40 Salary Deferral Contributions Account means that portion of a Participant's Account credited with Salary Deferral Contributions pursuant to
Section 3.02, and adjustments relating thereto.

         1.41 Separation from Service means the termination of the Employee's employment relationship with the Employer or any Related Employer.

         1.42 Service means any period of time the Employee is in the employ of the Employer, including any period the Employee is on unpaid Authorized Leave of Absence by the Employer and any leave of absence authorized under the Family and Medical Leave Act of 1993 to the extent that Service is required to be credited. For purposes of counting an Employee's Service, the Plan shall treat Service with any Related Employer as Service with the Employer. The Plan shall also recognize certain prior periods of employment with acquired entities as Service but only as specifically set forth in Schedule I to the Plan. An Authorized Leave of Absence due to service in the Armed Forces of the United States shall not constitute a Break in Service and shall be considered as Service for all purposes under the Plan, provided that the Employee complies with all of the requirements of Federal law in order to be entitled to reemployment with the Employer within the period provided by law. Notwithstanding any provision of this Plan to the contrary, effective on and after December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         1.43 Trust means the Trust known as The BISYS Group, Inc. 401(k) Savings Plan Trust, created and maintained in accordance with the terms of the trust agreement between the Trustee and the Plan, as amended from time to time.

         1.44 Trust Fund means all property of every kind held or acquired by the Trustee under the Plan.

         1.45 Trustee means such person or entity that is or may be appointed by the Employer in accordance with the Trust agreement between such Trustee and the Plan, as amended from time to time.

         1.46 Valuation Date means the last day of each Plan Year and such other dates during the Plan Year designated by the Employer.

         1.47 Year of Service means any Plan Year during which the Employee completes at least 1,000 Hours of Service.

         1.48     Terms Defined Elsewhere

                  Actual Deferral Percentage................................3.04
                  Adjusted Compensation.....................................1.07
                  Aggregate Limit...........................................3.08
                  Annual Additions.......................................4.01(a)
                  Annuity Starting Date.....................................6.02
                  Break in Service..........................................5.03
                  Claimant..................................................9.08
                  Company................................................4.01(b)

                  Compensation..............................4.01(c) and 12.05(c)
                  Contribution Percentage...................................3.08
                  Contribution Percentage Amounts...........................3.08
                  Defined Benefit Plan...................................4.01(d)
                  Defined Benefit Plan Fraction..........................4.03(a)
                  Defined Contribution Plan..............................4.01(e)
                  Defined Contribution Plan Fraction.....................4.03(b)
                  Determination Date....................................12.05(g)
                  Determination Period......................................1.07
                  Eligible Participant......................................3.08
                  Employer..............................................12.05(f)
                  Excess Aggregate Contributions............................3.08
                  Excess Compensation.......................................1.07
                  Excess Salary Deferral Contributions......................3.04
                  Five-percent Owner.................................6.04(b)(ii)
                  Forfeiture Break in Service...............................5.05
                  Key Employee..........................................12.05(a)
                  Limitation Year........................................4.01(f)
                  Maximum Permissible Amount.............................4.10(g)
                  Non-Key Employee......................................12.05(b)
                  Nonshareholder............................................3.05
                  Permissive Aggregation Group..........................12.05(e)
                  Projected Annual Benefit...............................4.01(h)
                  Qualified Voluntary Contributions.........................3.13
                  Qualified Voluntary Contributions Account.................3.13
                  Required Aggregation Group............................12.05(d)
                  Required Beginning Date.............................6.04(b)(1)
                  Rollover Contributions....................................3.07
                  Rollover Contributions Account............................3.07
                  Salary Deferral Contributions.............................3.02
                  Shareholder...............................................3.05
                  Special Valuation Dates.........................1.41 and 10.14
                  Top-Heavy................................................12.03
                  Transfer Contributions....................................3.07
                  Transfer Contributions Account............................3.07
                  Vesting Computation Period................................5.04
                  Voluntary Contributions...................................3.13
                  Voluntary Contributions Account...........................3.13
                  Year of Service - Vesting.................................5.02

                                   ARTICLE II

                                  PARTICIPATION


2.01     Participation Requirements

         Each Eligible Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan shall continue as a Participant in this Plan, as restated. Any other Eligible Employee who is employed by the Employer shall become a Participant on the Entry Date (if employed by the Employer on that date) coincident with or next following the date as of which he has completed one month of Service with the Employer.

         An Eligible Employee may enroll as a Participant in the Salary Deferral Contributions feature under the Plan as of the first or any succeeding Entry Date after he becomes eligible to participate in the Plan (but not retroactively), by making a Salary Deferral Contribution election and providing a Beneficiary designation and such other information as the Plan Administrator shall require in the manner required by the Plan Administrator prior to the applicable Entry Date. The Plan Administrator may establish rules and procedures consistent with Section 3.02 of the Plan governing the time and manner in which enrollments shall be processed.

2.02     Participation Upon Reemployment

         A Participant whose employment with the Employer terminates shall re-enter the Plan as a Participant upon his Reemployment Commencement Date and may recommence Salary Deferral Contributions as of the first payroll period following his Reemployment Commencement Date. An Eligible Employee who has met the participation requirements of Section 2.01 but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of (i) the Entry Date on which he would have become a Participant had he not terminated employment, or (ii) his Reemployment Commencement Date. Any other Eligible Employee whose employment terminates and who is subsequently re-employed shall become a Participant in accordance with the provisions of
Section 2.01.

                                   ARTICLE III

                                  CONTRIBUTIONS


3.01     Individual Accounts

         The Plan Administrator, or, if the Plan Administrator so determines, the Trustee, shall maintain an Account for each Participant having an amount to his credit in the Trust Fund. Each Account may be divided into separate subaccounts for Salary Deferral Contributions, Employer Matching Contributions, Discretionary Employer Contributions, Qualified Matching Contributions, Qualified Non-Elective Contributions, Rollover Contributions, Transfer Contributions, Voluntary Contributions and/or Qualified Voluntary Contributions. Furthermore, if a Participant re-enters the Plan subsequent to having a Forfeiture Break in Service, the Plan Administrator or the Trustee shall maintain a separate Account for the Participant's pre-Forfeiture Break in Service Account and a separate Account for his post-Forfeiture Break in Service Account, unless the Participant's entire Account under the Plan is one hundred percent (100%) Nonforfeitable. The Plan Administrator will make allocations, or request the Trustee to make allocations, to the Accounts of the Participants in accordance with the provisions of Section 11.14. The Plan Administrator may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain, or loss allocations under Section 11.14. The Plan Administrator shall maintain records of its activities.

         3.02     Salary Deferral Contributions

                  (a) Election. A Participant may elect to have the Employer contribute a portion of such Participant's Compensation to his Account each payroll period. The amount contributed on behalf of the Participant shall be a whole percentage of his Compensation from 1% to 15%, commencing as of the first payroll date administratively practicable after the Entry Date as of which the Participant's elections are effective. A Participant may elect to make Salary Deferral Contributions effective as of the first payroll date administratively practicable after the Entry Date he is first eligible to participate in the Plan, or after the first day of any subsequent month. Each election to make Salary Deferral Contributions shall continue in effect until the Participant notifies the Plan Administrator, in the manner prescribed by the Plan Administrator, of his election to change or discontinue Salary Deferral Contributions.

                           Notwithstanding the foregoing, a Participant may elect to have up to 100% of his Compensation withheld for one or more pay periods to reach the maximum amount of annual Salary Deferral Contributions permitted under the Plan, taking into account the limitations of Section 3.03, 3.04 and Article IV of the Plan.

                  (b) Change in Election. A Participant may change the percentage of his Compensation elected as a Salary Deferral Contribution as of any payroll period with reasonable notice to the Plan Administrator, but not retroactively. A Participant may elect to cease making Salary Deferral Contributions at any time by giving reasonable notice to the Plan Administrator, but may not recommence contributions until the next payroll period following the election to cease. Any such elections to stop or to make changes in the amount of Salary Deferral Contributions shall be made in the manner prescribed by the Plan Administrator and shall become effective within a reasonable period.

         3.03     Dollar Limitation on Salary Deferral Contributions

                  (a)      Definitions

                  For purposes of this Section 3.03, the following definitions and rules of interpretation shall apply:

                           (1) "Elective Deferrals" shall mean any Employer
                  contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a compensation reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferrals are the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in
                  Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Code
                  Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code
                  Section 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a compensation reduction agreement.

                           (2) "Excess Elective Deferrals" shall mean those
                  Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, except to the extent they are distributed pursuant to Subsection (c) below.

                  (b)      Prohibition of Deferrals in Excess of Code
                           Section 402(g) Dollar Limitations

                           No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code ($10,000 for 1999 or such other dollar amount as the Commissioner of Internal Revenue may prescribe in accordance with Code
         Section 402(g)(15) for the Plan Year), as in effect at the beginning of such taxable year.

                  (c)      Distribution of Excess Elective Deferrals

                           A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of the following taxable year of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year. Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Plan Administrator by March 15 of the calendar year following the Plan Year in which such Excess Elective Deferrals are claimed to have been made.

                  (d)      Determination of Income or Loss

                           Excess Elective Deferrals shall be adjusted for any income or loss. The Plan Administrator shall determine whether such adjustments shall include the period from the end of the taxable year in which the excess arose up to the date of distribution (the "gap period"). The income or loss allocable to Excess Elective Deferrals is the sum of (i) income or loss allocable to the Participant's Elective Deferrals for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Account attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (ii) if the distribution is to be adjusted for income or loss during the gap period, ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Alternatively, the Plan Administrator may determine the income or loss allocable to Excess Elective Deferrals under any reasonable method which does not violate the general nondiscrimination rules of Code Section 401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

         3.04     Limitation Applicable to Salary Deferral Contributions

                  (a)      Definitions

                           For purposes of this Section, the following definitions shall apply:

                           (1) "Actual Deferral Percentage", for each Plan Year,
                  means the average of the ratios (calculated separately for each Eligible Employee) of:

                                    (A) the amount of Salary Deferral
                           Contributions actually paid over to the Trust Fund on behalf of each such Eligible Employee, including Excess Salary Deferral Contributions, but excluding Salary Deferral Contributions that are taken into account in the Actual Contribution Percentage test (provided the Average Deferral Percentage test is satisfied both with and without exclusion of these Salary Deferral Contributions), to

                                    (B) the Eligible Employee's Compensation for
                           such Plan Year for the period during which he was a Participant in the Plan.

                           For purposes of computing Actual Deferral
                  Percentages, an Eligible Employee who would be a Participant but for the failure to make Salary Deferral Contributions shall be treated as a Participant on whose behalf no Salary Deferral Contributions are made. The Average Deferral Percentages shall be calculated separately for the group of Eligible Employees who are Highly Compensated Employees and the group of Eligible Employees who are Nonhighly Compensated Employees.

                           (2) "Excess Salary Deferral Contributions," with
                  respect to any Plan Year, means the excess of:

                                    (A) the aggregate amount of Employer
                           contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                                    (B) the maximum amount of such contributions
                           permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Actual Deferral Percentages, beginning with the highest of such percentages).

                  (b) Actual Deferral Percentage Test. Unless the requirements of Code Section 401(k)(12) are satisfied for the Plan Year, the Actual Deferral Percentage for Participants who are Highly Compensated Employees for such Plan Year and the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year must satisfy one of the following tests:

                           (1) the Actual Deferral Percentage for Participants
                  who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year, multiplied by 1.25, or

                           (2) the Actual Deferral Percentage for Participants
                  who are Highly Compensated Employees for the Plan Year shall not exceed the lesser of: the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year multiplied by two (2), or the Actual

                  Deferral Percentage for Participants who are Nonhighly Compensated Employees plus two (2) percentage points.

                  Each Plan Year, a determination shall be made whether the deferral elections of the Eligible Employees who are Highly Compensated Employees must be reduced so that the Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees is not more than the greater of subparagraphs (b)(1) or (b)(2). If a reduction is required, the dollar amount of the Excess Salary Deferral Contributions is determined as described in (a)(2), above. Next, the Salary Deferral Contributions of the Highly Compensated Employee with the highest dollar amount of Salary Deferral Contributions (not necessarily the Highly Compensated Employee with the highest Actual Deferral Percentage) is reduced to the extent required to equal the aggregate maximum deferral dollar amount for Eligible Employees who are Highly Compensated Employees permitted by subparagraphs (b)(1) or
         (b)(2), or to cause such Highly Compensated Employee's Salary Deferral Contributions to equal the dollar amount of Salary Deferral Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Deferral Contributions, whichever is less. This process is repeated until the aggregate dollar amount of the Salary Deferral Contributions of all Eligible Employees who are Highly Compensated Employees are reduced to an amount that will cause the dollar amount of the Salary Deferral Contributions for all Highly Compensated Employees in the aggregate to equal the dollar amount of Salary Deferral Contributions that will cause the average of the Actual Deferral Percentages for the group of Eligible Employees who are Highly Compensated Employees to equal the maximum permitted under this Section.

                   Alternatively, (or in addition to the reductions set forth above), if the Employer has made any Qualified Matching Contributions or Qualified Non-Elective Contributions for the Plan Year in question, the Plan Administrator may elect to treat all or any part of any such contributions meeting the requirements of Treasury Regulations Section 1.401(k)-1(b)(3) as Salary Deferral Contributions to the extent necessary to satisfy the Actual Deferral Percentage test of this Section. Any Qualified Matching or Qualified Non-Elective Contributions so applied shall not be included in the computation of the Actual Contribution Percentage test requirements of Code Section 401(m) otherwise applicable to such contributions.

         3.05     Distribution of Excess Salary Deferral Contributions

                  Notwithstanding any other provision of this Plan, Excess Salary Deferral Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Salary Deferral Contributions were allocated for the preceding Plan Year. Whenever possible, however, such distributions shall be made within two and one-half months after the end of the Plan Year during which the Excess Salary Deferral Contributions occurred. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Salary Deferral Contributions attributable to each of such Employees under the methodology described in Section 3.04(b) above. Excess Salary Deferral Contributions shall be treated as Annual Additions under the Plan.

                   (a) Determination of Income or Loss. Excess Salary Deferral Contributions shall be adjusted for any income or loss. The Plan Administrator shall determine whether such adjustments shall include the period from the end of the Plan Year in which the excess arose up to the date of corrective distribution (the "gap period"). The income or loss allocable to Excess Salary Deferral Contributions is the sum of: (1) income or loss allocable to the Participant's Salary Deferral Contribution Account (and, if applicable, the Qualified Non-Elective Contribution Account or the Qualified Matching Contribution Account or
         both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Salary Deferral Contributions for the year and the denominator of which is the Participant's Account balance attributable to Salary Deferral Contributions (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year; and (2) if the corrective distribution is to be adjusted for income or loss during the gap period, ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Alternatively, the Plan Administrator may determine the income or loss allocable to Excess Salary Deferral Contributions under any reasonable method which does not violate the general nondiscrimination rules of Code Section 401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

                  (b) Accounting for Excess Salary Deferral Contributions. Excess Salary Deferral Contributions shall be distributed from the Participant's Salary Deferral Contribution Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's Salary Deferral Contributions and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Salary Deferral Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent that such Excess Salary Deferral Contributions exceed the balance in the Participant's Salary Deferral Contribution Account and Qualified Matching Contribution Account.

         3.06     Qualified Non-Elective Contributions

                  The Employer may make Qualified Non-Elective Contributions under the Plan on behalf of any or all Participants, or any or all Participants who are Nonhighly Compensated Employees, in order to satisfy either the Actual Deferral Percentage test or the Actual Contribution Percentage test. Such contribution shall be in lieu of distributing Excess Salary Deferral Contributions, as provided in Section 3.05 of the Plan, or Excess Aggregate Contributions, as provided in Section 3.09 of the Plan. Qualified Non-Elective Contributions shall be allocated to Participants' Accounts in the same proportion that each Participant's

Compensation bears to the total Compensation of all Participants (or of all Participants who are Nonhighly Compensated Employees, as applicable) for the Plan Year for which the Employer makes the contribution.

         3.07     Employer Matching Contributions

                  For each Plan Year, the Employer shall contribute to each Participant's Account an Employer Matching Contribution in an amount determined by the Board from time to time in its discretion and subject to the limitations set forth herein. The Employer is not required to make Employer Matching Contributions to the Plan for any Plan Year. To the extent that the Board authorizes Employer Matching Contributions for a Plan Year, such contributions shall be allocated as a percentage of Salary Deferral Contributions made for the Plan Year.

                  Only Participants who have made Salary Deferral Contributions during the Plan Year shall be eligible to share in the allocation of Employer Matching Contributions. No Employer Matching Contributions shall be made, however, with respect to Excess Salary Deferral Contributions, as defined in
Section 3.04 of the Plan.

         3.08     Limitation Applicable to Employer Matching Contributions

                  (a)      Definitions

                           For purposes of this Section, the following
definitions shall apply:

                           (1) "Actual Contribution Percentage," for each Plan
                  Year, means the average of the ratios (calculated separately for each Eligible Employee) of:

                                    (A) the Contribution Percentage Amounts
                           actually paid to the Trust Fund on behalf of each such Eligible Employee, to

                                    (B) the Eligible Employee's Compensation for
                           such Plan year for the period during which he was a Participant in the Plan.

                           (2) "Aggregate Limit" shall mean the greater of:

                                    (A)     the sum of:

                                            (i) 125 percent of the greater of
                                    the Actual Deferral Percentage of the
                                    Nonhighly Compensated Employees for the
                                    preceding Plan Year or the Actual
                                    Contribution Percentage of Nonhighly
                                    Compensated Employees under the Plan subject to Code Section 401(m) for the preceding Plan Year, and

                                            (ii) the lesser of 200% or two plus
                                    the lesser of such Actual Deferral
                                    Percentage or Actual Contribution
                                    Percentage; or

                                    (B) the sum of:

                                            (i) 125% of the lesser of the Actual
                                    Deferral Percentage of the Nonhighly
                                    Compensated Employees for the preceding Plan
                                    Year or the Actual Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the preceding Plan Year, and

                                            (ii) the lesser of 200% or two plus
                                    the greater of such Actual Deferral
                                    Percentage or Actual Contribution
                                    Percentage.

                           (3) "Contribution Percentage Amounts" shall mean the
                  sum of the Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of a Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions allocated to the Participant's Account, which shall be taken into account in the year in which such forfeiture is allocated. In its discretion, the Employer may make Qualified Non-Elective Contributions designated for inclusion in the Contribution Percentage Amounts. The Employer also may elect to designate Salary Deferral Contributions as Contribution Percentage Amounts if the Actual Deferral Percentage test is met before the Salary Deferral Contributions are used in the Actual Contribution Percentage test and such test continues to be met following the exclusion of those Salary Deferral Contributions that are used to meet the Actual Contribution Percentage test.

                           (4) "Excess Aggregate Contributions," with respect to
                  any Plan Year, means the excess of:

                                    (A) the aggregate Contribution Percentage
                           Amounts taken into account in computing the Actual Contribution Percentage of Highly Compensated Employees for such Plan Year, over

                                    (B) the maximum Contribution Percentage
                           Amounts permitted by the Actual Contribution
                           Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Actual Contribution Percentages, beginning with the highest of such percentages).

                  Such determination shall be made after first determining Excess Salary Deferral Contributions pursuant to Section 3.04. After making such determination, the dollar amount of the Excess Aggregate Contributions shall be determined. The Excess Aggregate Contributions, on a dollar amount basis, shall then be allocated to the Accounts of the Participants who are Highly Compensated Employees with the highest dollar amount of Contribution Percentage Amounts allocated to their Accounts in the same manner as Excess Contributions are allocated in Section 3.04(b) applicable to Salary Deferral Contributions.

                           (5) "Matching Contribution" shall mean an Employer
                  contribution made to this or any other defined contribution plan on behalf of a Participant on account of the Participant's Salary Deferral Contributions under a Plan maintained by the Employer.

                  (b) Actual Contribution Percentage Test. Unless the requirements of Code Section401(m)(11) are satisfied for a Plan Year, the Actual Contribution Percentage for Participants who are Highly Compensated Employees for such Plan Year and the Actual Contribution Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year must satisfy one of the following tests:

                           (1) The Actual Contribution Percentage for
                  Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                           (2) The Actual Contribution Percentage for
                  Participants who are Highly Compensated Employees for the Plan Year shall not exceed the lesser of: the Actual Contribution Percentage for Participants who are Nonhighly Compensated Employees for the preceding Plan Year multiplied by two (2), or the Actual Contribution Percentage for Participants who are Nonhighly Compensated Employees plus two (2) percentage points.

                    (c) Multiple Use. If the sum of the Actual Deferral Percentage and Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Actual Contribution Percentage of those Highly Compensated Employees will be reduced (beginning with such Highly Compensated Employee whose Contribution Percentage Amount is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and Actual Contribution Percentage tests, based on the assumption that the Actual Deferral Percentage and Actual Contribution Percentage are the largest amount permitted under Code Sections 401(k)(3) and 401(m)(2), respectively. Multiple use does not occur if both the Actual Deferral Percentage and Actual Contribution Percentage of the Highly Compensated Employees do not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the Nonhighly Compensated Employees.

         3.09     Distribution of Excess Aggregate Contributions

                  Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each such Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year under the rules of Section 3.08(a)(6). Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

                  (a) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss. The Plan Administrator shall determine whether such adjustments shall include the period from the end of the Plan Year in which the excess arose up to the date of corrective distribution (the "gap period"). The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Employer Matching Contribution Account (if any, and only to the extent that amounts therein are not used in the Actual Deferral Percentage test), and Qualified Non-Elective Contribution Account and Salary Deferral Contribution Account if any such amounts were used in calculating the Actual Contribution Percentage test, for the Plan Year, multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the portion of the Participant's Account attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (2) if the corrective distribution is to be adjusted for income or loss during the gap period, ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Alternatively, the Plan Administrator may determine the income or loss allocable to Excess Aggregate Contributions under any reasonable method which does not violate the general nondiscrimination rules of Code Section 401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant's Accounts.

                  (b) Forfeitures of Excess Aggregate Contributions. Forfeitures of Excess Aggregate Contributions may either be reallocated to the Accounts of Nonhighly Compensated Employees or applied to reduce Employer contributions, as elected by the Employer.

                  (c) Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the Participant's Employer Matching Contribution Account and Qualified Matching Contribution Account (and, if applicable, the Participant's Qualified Non-Elective Contribution Account or Salary Deferral Contribution Account, or both).

         3.10     Qualified Matching Contributions

                  If the Employer so elects, the Employer may make Employer Matching Contributions to the Plan which are Qualified Matching Contributions. Additional contributions subject to these rules may be made by the Employer, or some or all of the existing Employer Matching Contributions can be designated as vested and subject to the distribution restrictions, in order to satisfy these rules.

         3.11     Discretionary Employer Contributions

                  The Employer may make Discretionary Employer Contributions to the Trust in such amounts as the Board shall determine from time to time in its sole discretion. The Employer is not required to make Discretionary Employer Contributions to the Plan for any Plan Year. To the extent that the Board authorizes Discretionary Employer Contributions to the Plan for a Plan Year, such contributions shall be allocated on the basis of the ratio of an eligible Participant's Compensation to the Compensation of all eligible Participants under the Plan.

                  A Participant is eligible to receive an allocation of Discretionary Employer Contributions only if the Participant has completed at least 500 Hours of Service during the Plan Year or is employed by the Employer on the last day of the Plan Year. Notwithstanding anything herein to the contrary, a Participant who terminates employment with the Employer during the Plan Year by reason of death, Disability or attainment of Normal Retirement Age shall share in the allocation of Discretionary Employer Contributions regardless of whether he has completed 500 Hours of Service during the Plan Year. If the Plan fails to satisfy the requirements of Code Sections 401(a)(4), 410(b) and, prior to January 1, 1997, Code Section 401(a)(26), the 500 Hours of Service requirement will be suspended for such Plan Year. If, after so doing, the Plan still fails to satisfy the applicable Code requirement, the employment on the last day of the Plan Year requirements shall also be suspended.

         3.12     Forfeitures

                  As of each Accounting Date, the Plan Administrator shall use any amounts which became forfeitures since the immediately preceding Accounting Date first to reinstate previously forfeited Account balances of re-employed former Participants (if any) in accordance with the restoration provisions of
Section 5.08. Any remaining forfeitures shall be used by the Employer to reduce its contributions for the Plan Year in which the forfeiture occurs.

         3.13     Voluntary Contributions and Qualified Voluntary Contributions

                  Prior to 1991, Participants were eligible to make after-tax contributions to the Plan known as "Voluntary Contributions" and/or "Qualified Voluntary Contributions." Participants are no longer permitted to make Voluntary Contributions or Qualified Voluntary Contributions to the Plan.

                  Voluntary Contributions and Qualified Voluntary Contributions shall remain in the Trust Fund until distributed to the Participant. Such amounts shall be maintained in separate accounts which will be Nonforfeitable at all times. The accounts, known as the "Voluntary Contributions Account" and "Qualified Voluntary Contributions Account," as applicable, will share in gains and losses of the Trust in accordance with Section 11.15. Subject to the consent requirements of Article VI, a Participant may withdraw all or any part of his Voluntary Contributions Account and his Qualified Voluntary Contributions Account by making a request in the appropriate manner and form as required by the Plan Administrator.

         3.14     Rollover and Transfer Contributions

                  The Trustee is authorized to accept on behalf of an Employee, and hold as part of the Trust Fund, assets from another plan qualified under either Section 401(a) or Section 403(a) of the Code, provided that the Plan Administrator approves such transfer. The Trustee shall also accept and hold as part of the Trust Fund assets transferred from any other plan qualified under either Section 401(a) or Section 403(a) of the Code in connection with a merger or consolidation of such plan with or into the Plan pursuant to Section 14.06 hereof and as may be approved by the Plan Administrator. In addition, the Trustee shall also accept "rollover" amounts contributed directly by or on behalf of an Employee with the consent of the Plan Administrator in respect of a previous distribution made to such Employee from another plan qualified under either Section 401(a) or Section 403(a) of the Code. Amounts so transferred to the Trust Fund may be referred to as "Transfer Contributions" or as "Rollover Contributions", and may be held in a segregated subaccount referred to as the "Transfer Contributions Account" or "Rollover Contributions Account," as the case may be.

                  Rollover Contributions must conform to rules and procedures established by the Plan Administrator, including rules designed to assure the Plan Administrator that the funds so transferred qualify as a Rollover Contribution under the Code. An Employee, prior to satisfying the Plan's eligibility conditions, may make a Rollover Contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a Rollover Contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Employee must be treated as a Participant for all purposes of the Plan, except that the Employee is not a Participant for purposes of making Salary Deferral Contributions or sharing in Employer Matching Contributions or Discretionary Employer Contributions under the Plan until he actually becomes a Participant in the Plan. If the Employee has a Separation from Service prior to becoming a Participant, the Trustee will distribute the segregated subaccount attributable to the Employee's Rollover Contributions to the Employee as if it were a Discretionary Employer Contribution Account.

         3.15     Return of Contributions

                  Notwithstanding any other provision of the Plan,

                  (a) In the case of a contribution made by the Employer by a mistake of fact, such contribution may be returned to the Employer within one year after its payment to the Trust.

                  (b) All Employer contributions to the Plan are conditioned on the allowance of their deductibility under Section 404 of the Code. If the deduction of a contribution is disallowed, then to the extent of disallowance, the contribution may be returned to the Employer within one year after the disallowance.

                  (c) Any amounts returned under this Section shall be disposed of as directed by the Plan Administrator through uniform and nondiscriminatory rules. The Trustee shall not increase the amount of any contribution returned under this Section for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution returnable for any losses attributable to it.

                                   ARTICLE IV

              LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS


         4.01     Definitions

                  For purposes of this Article IV, the following definitions and rules of interpretation shall apply:

                  (a) "Annual Additions" to a Participant's Account under this Plan is the sum, credited to a Participant's Account for any Limitation Year, of:

                           (1) Discretionary Employer Contributions, if any;

                           (2)      Salary Deferral Contributions;

                           (3)      Employer Matching Contributions;

                           (4)      Forfeitures, if any; and

                           (5) Excess amounts reapplied to reduce Employer contributions under Section 4.02.

                           Except to the extent provided in Treasury
         Regulations, Annual Additions include any excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code
         Section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts, and any other amounts prescribed in Code
         Section 415 or the regulations thereunder.

                  (b) "Compensation" with respect to the Limitation Year means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, not limited to) commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

                           (1) Employer contributions to a plan of deferred
                  compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

                           (2) Amounts realized from the exercise of a
                  nonqualified stock option, or when restricted stock for property held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (3) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option; and

                           (4) Other amounts which received special tax
                  benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

                           For purposes of applying the limitations of this
         Article IV, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year. Effective January 1, 1998, Compensation includes any elective deferrals (as defined in Code Section 402(g)(3)) and any amounts contributed or deferred at the Employee's election and which are not includible in the gross income of the Employee by reason of Code
         Section 125 or Section 457. In addition, Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Effective for Limitation Years beginning before January 1, 1999, such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

                  (c) "Defined Benefit Plan" means a retirement plan that does not provide for individual accounts for Employer contributions. The Plan Administrator shall treat all Defined Benefit Plans (whether or not terminated) maintained by the Employer as a single plan.

                  (d) "Defined Contribution Plan" means a retirement plan that provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Participants that the Plan Administrator may allocate to such Participant's account. The Plan Administrator shall treat as a Defined Contribution Plan an individual medical account (as defined in Section 415(l)(2) of the Code) included as part of a Defined Benefit Plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Section 419(e) of the Code maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code). The Plan Administrator shall treat all Defined Contribution Plans (whether or not terminated) maintained by a Related Employer as a single plan.

                  (e) "Limitation Year" means the Plan Year.

                  (f) "Maximum Permissible Amount" means, for a Limitation Year, the maximum permissible amount with respect to any Participant shall be the lesser of:

                           (1) $30,000 (or, the defined contribution dollar
                  limitation set forth in Section 415(c)(1)(A), as adjusted in accordance with Section 415(d)), or

                           (2) twenty-five percent (25%) of the Participant's
                  Compensation for the Limitation Year.

                           The Compensation limitation in (1) above shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

                           If there is a short Limitation Year because of a change in Limitation Year, the Plan Administrator will multiply the $30,000 (or larger limitation) in (1) above by the following fraction:

                  Number of months in the short Limitation Year
                                       12

                           Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                  (g) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the Plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under a Defined Benefit Plan on the assumption that the Participant continues employment until the normal retirement age (or current age, if later) thereunder, that his or her Compensation continues at the same rate as in effect for the Limitation Year under consideration until such age, and that all other relevant factors used to determine benefits under the Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years.

                  (h) For purposes of applying the limitations of Section 415(b), (c) and (e) of the Code applicable to a Participant for a particular Limitation Year, all qualified Defined Benefit Plans (without regard to whether a plan has been terminated) ever maintained by the Company will be treated as one Defined Benefit Plan and all qualified Defined

         Contribution Plans (without regard to whether a plan has been terminated) ever maintained by the Company will be treated as part of this Plan.

4.02     Annual Addition Limitations

                  The amount of the Annual Addition that may be credited under this Plan to any Participant's Account as of any allocation date shall not exceed the Maximum Permissible Amount. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

         If contributions to this Plan on behalf of a Participant are to be reduced as a result of this Article IV, such reduction shall be effected by first reducing the amount of any Salary Deferral Contributions and any earnings thereon (along with any corresponding Employer Matching Contributions) on behalf of such Participant, and then by reducing any Discretionary Employer Contributions allocated to a Participant's Account on behalf of such Participant. If, as a result of either (i) the allocation of forfeitures, or
(ii) a reasonable error in estimating a Participant's Compensation, (iii) a reasonable error in estimating the amount of Salary Deferral Contributions that may be made by a Participant under Code Section 415, or (iv) under the limited facts and circumstances which the Commissioner of Internal Revenue Service finds justify the availability of the rules set forth in this Section 4.02(a) through
(e) below, the allocation of Annual Additions under the terms of the Plan for a particular Participant would cause the limitations of Section 415 of the Code applicable to that Participant for the Limitation Year to be exceeded, the excess amounts shall not be deemed to be Annual Additions in that Limitation Year if they are treated as follows:

                  (a) The excess amounts in the Participant's Account consisting of Salary Deferral Contributions and any increment attributable thereto shall be paid to the Participant as soon as administratively feasible.

                  (b) The excess amounts in the Participant's Account consisting of Discretionary Employer Contributions or Employer Matching Contributions shall be used to reduce Discretionary Employer Contributions or Employer Matching Contributions respectively for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. However, if that Participant is not covered by the Plan as of the end of the Limitation Year, then the excess amounts must be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants in the Plan. If a suspense account is in existence at any time during a particular Limitation Year, other than the first Limitation Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts (subject to the limitations of Section 415 of the Code) before any contributions that would constitute Annual Additions may be made to the Plan for that Limitation Year. Furthermore, the excess amounts must be used to reduce Discretionary Employer Contributions and Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Participants in the Plan. For purposes of this subdivision, except as provided in Section 4.02(a), excess amounts may not be distributed to Participants or former Participants.

                  (c) In the event of termination of the Plan, the suspense account described in paragraph (b) above, shall revert to the Company to the extent it may not then be allocated to any Participant's Account. Any such reversion shall be in accordance with the applicable regulations under the Internal Revenue Code.

                  (d) Notwithstanding any other provisions in this Article IV, the Company shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of contribution were an allocation date.

                  (e) If a Participant's Annual Additions would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated first regardless of the actual allocation date.

         4.03     Overall Limitations

                  This Section applies to Limitation Years beginning before January 1, 2000. If the Participant presently participates, or has ever participated under a Defined Benefit Plan maintained by the Employer, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant for that Limitation Year shall not exceed 1.0. If in any Limitation Year the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction on behalf of a Participant exceeds 1.0, then the Employer shall reduce the Participant's Annual Addition under this Plan to the extent necessary to prevent the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction from exceeding 1.0.

(a)      "Defined Benefit Plan Fraction" means:

             the sum of Projected Annual Benefits of the Participant
           under all Defined Benefit Plans (whether or not terminated)
                            maintained by the Company

                ------------------------------------------------

            The lesser of (i) 125% of the dollar limitation in effect under Section 415(b)(1)(A) and (d) of the Code for the Limitation
          Year, or (ii) 140% of the Participant's average Compensation for the three (3) consecutive years of Service during which
            Compensation  is highest, including any adjustment under
                          Section 415(b) of the Code.

(b)      "Defined Contribution Plan Fraction" means:

              the sum of the Annual Additions to the Participant's
          Account under all Defined Contribution Plans (whether or not terminated) maintained by the Company

                -------------------------------------------------

            the sum of the lesser of the following amounts determined
               for the Limitation Year and for each prior year of
                   Service with the Employer: (i) 125% of the
      dollar limitation determined under Section 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code for the Limitation
              Year (determined without regard to the special dollar
                    limitations for employee stock ownership
                    plans), or (ii) 35% of the Participant's
                      Compensation for the Limitation Year.

         4.04     Further Reductions of Contributions

                  In addition to any reductions and recharacterizations provided for under the Plan, in any Plan Year in which the Plan Administrator deems it necessary to do so to meet the requirements of this Article IV or the Code and the regulations thereunder, the Plan Administrator may further reduce the amount of Salary Deferral Contributions that may be made to a Participant's Account.

                                    ARTICLE V

                   TERMINATION OF SERVICE; PARTICIPANT VESTING


5.01     Vesting

                  A Participant shall at all times be fully vested and have a 100% Nonforfeitable interest in his Salary Deferral Contributions Account and any segregated subaccounts attributable to Rollover Contributions, Transfer Contributions, Qualified Non-Elective Contributions, Qualified Matching Contributions, Voluntary Contributions or Qualified Voluntary Contributions to the Plan. A Participant's interest in his Employer Matching Contributions Account and Discretionary Employer Contributions Account shall be fully vested and Nonforfeitable at Normal Retirement Age (if employed by the Employer on or after that date), upon the complete discontinuance of Employer contributions to the Plan or upon the Participant's termination of employment with the Employer as a result of his death or Disability. If a Participant's employment terminates prior to Normal Retirement Age for any reason other than death or Disability, then for each Year of Service he shall receive a Nonforfeitable percentage of his Employer Matching Contributions Account and his Discretionary Employer Contribution Account equal to the following:

Years of Service                                      Nonforfeitable Percentage
----------------                                      -------------------------

Less than two (2)                                                 0%
At least two (2) but less than three (3)                         40%
At least three (3) but less than four (4)                        60%
At least four (4) but less than five (5)                         80%
Five (5) or more                                                100%

                  Notwithstanding the foregoing, certain Participants who (i) were formerly participating in a qualified retirement plan of an entity which was acquired by or merged with the Employer, or (ii) will receive a distribution from the Plan due to the disposition by the Employer of its interest in a subsidiary in accordance with Section 6.15(c) of the Plan, are subject to a different vesting schedule as provided in Schedule II to the Plan.

5.02     Year of Service - Vesting

                  For purposes of vesting under Section 5.01, "Year of Service" shall mean a Vesting Computation Period, as defined in Section 5.04 below, during which an Employee completes not less than one thousand (1,000) Hours of Service with the Employer. Participants shall not receive credit for Vesting Computation Periods prior to the original Effective Date of the Plan of November 1, 1989.

                  Notwithstanding any other provision of the Plan, solely for purposes of determining an Employee's Years of Service under this Section 5.02, Hours of Service will be credited to an Employee with respect to certain prior periods of employment with entities which were acquired by the Employer, as specifically set forth in
Schedule I to the Plan.

         5.03     Break in Service - Vesting

                  For purposes of this Article V, a Participant shall incur a "Break in Service" if during any Vesting Computation Period he does not complete more than five hundred (500) Hours of Service with the Employer.

         5.04     Vesting Computation Period

                  "Vesting Computation Period" means the twelve (12) consecutive month period used to measure Years of Service and Breaks in Service for purposes of vesting. The twelve (12) consecutive month period used for the Vesting Computation Period shall be the same period used for the Plan Year. The Participant's initial Vesting Computation Period shall commence on the first day of the Plan Year in which the Participant first completes an Hour of Service for the Employer. If there is a change in the period covered by the Plan Year, the Vesting Computation Period shall change to cover a corresponding period. The first day of the new twelve (12) consecutive month Vesting Computation Period shall begin within the prior Vesting Computation Period, so that the new period overlaps the prior period. For purposes of vesting, in this overlapping period, any Employee will be credited with: one (1) Year of Service if he accrues one thousand (1,000) Hours of Service in only the prior Vesting Computation Period; one (1) Year of Service if he accrues one thousand (1,000) Hours of Service in only the new Vesting Computation Period; and two (2) Years of Service if he accrues one thousand (1,000) Hours of Service in each of the two overlapping Vesting Computation Periods.

         5.05     Included Years of Service - Vesting

                  For purposes of determining "Years of Service" under Section 5.02, the Plan shall take into account all Years of Service an Employee completes with the Employer except any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a "Forfeiture Break in Service" after five (5) consecutive one-year Breaks in Service. The exclusion of Years of Service after a Forfeiture Break in Service shall apply for the sole purpose of determining a Participant's Nonforfeitable percentage of his Employer Matching Contribution Account and his Discretionary Employer Contribution Account accrued prior to the Forfeiture Break in Service.

         5.06     Forfeiture Occurs

                  A Participant's forfeiture, if any, of his Employer Matching Contribution Account and his Discretionary Employer Contribution Account shall occur under the Plan as of the first to occur of:

                  (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service;

                  (b) The date the Participant receives (or is deemed to receive) a distribution of the Nonforfeitable percentage of his Employer Matching Contribution Account and his Discretionary Employer Contribution Account as a result of his termination of participation in the Plan in accordance with Section 5.07, below.

                  The Plan Administrator shall determine the percentage of a Participant's Employer Matching Contribution Account and his Discretionary Employer Contribution Account forfeiture, if any, under this Section 5.06 solely by reference to the vesting schedule of Section 5.01. A Participant shall not forfeit any portion of his Employer Matching Contribution Account and his Discretionary Employer Contribution Account for any other reason or cause except as expressly provided by this Section 5.06.

         5.07     Cash-Out Distributions to Partially-Vested Participants

                  If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service, the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Account balance derived from Employer contributions. A partially vested Participant is a Participant whose Nonforfeitable percentage as determined under Section 5.01 is less than 100%. A cash-out distribution is a distribution of the entire Nonforfeitable portion of the Participant's Account balance.

                  A "deemed" cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Account balance derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which he has a Separation from Service, the Plan Administrator will deem the 0% vested Participant to have received a full distribution of his Account on the date of the Participant's Separation from Service. For purposes of applying the restoration provisions of
Section 5.08, the Plan Administrator will deem the 0% vested Participant to have repaid such distribution on his Reemployment Commencement Date.

         5.08     Restoration of Forfeited Portion of Account

                  A Participant who is re-employed after receiving a cash-out (or deemed cash-out) distribution of the Nonforfeitable percentage of his Account shall have the right to repay the entire amount of the cash-out distribution he received if the Plan Administrator must restore his Account under the requirements of this Section 5.08.

                  (a) Restoration and Conditions upon Restoration. Subject to the conditions of this Subsection, if the Participant repays his distribution from the Plan, the Plan Administrator shall restore his Account attributable to Employer contributions to the same dollar amount as the dollar amount of such portion of his Account on the Accounting Date, or other Valuation Date, immediately preceding the date of the distribution or deemed distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other Valuation Date. Notwithstanding such repayment, the Plan Administrator shall not restore a re-employed Participant's Account under the immediately preceding sentence if:

                           (i) The Participant's Account was one hundred percent
                  (100%) Nonforfeitable at the time of the distribution; or

                           (ii) The Participant incurred a Forfeiture Break in
                  Service. This condition shall apply only if repayment is not made before the earlier of five (5) years after the first date on which the Participant is re-employed by the Employer, or the close of the first period of five (5) consecutive one-year Breaks in Service commencing after the distribution.

                  (b) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Account applies, the Plan Administrator shall restore the Participant's Account as of the last day of the Plan Year coincident with or immediately following the repayment. To restore the Participant's Account, the Plan Administrator, to the extent necessary, shall allocate to the Participant's Account:

                           (i) First, the amount, if any, of Participant
                  forfeitures the Plan Administrator would otherwise allocate under Section 3.12; and

                           (ii) Second, any additional Employer contributions
                  necessary to restore such amounts.

                           The Plan Administrator shall not take into account the allocations under this Section 5.08 in applying the limitation on allocations under Article IV.

                  (c) Segregated Account for Repaid Amount. Until the Plan Administrator restores the Participant's Account, the Trustee may invest the amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee shall invest the amount in such segregated Accounts in Federally insured interest-bearing savings accounts, time deposits, or similar investments. Until commingled with the balance of the Trust Fund on the date the Plan Administrator restores the Participant's Account, the Participant's segregated Account shall remain a part of the Trust, but it alone shall share in any income it earns and it alone shall bear any expense or loss it incurs. The Plan Administrator shall direct the Trustee to repay to the Participant as soon as is administratively practicable, the full amount of the Participant's segregated Account if the Plan Administrator determines one or more of the conditions of subparagraph (a) of this Section 5.08 prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

                                   ARTICLE VI

                     TIME AND METHOD OF PAYMENT OF BENEFITS


         6.01     Benefits Upon Retirement, Disability or Separation from
                  Service

                  (a)      Normal Retirement

                           Upon a Participant's Separation from Service after attainment of Normal Retirement Age, the Plan Administrator shall direct the Trustee to commence payment of the Participant's Account to him (or to his Beneficiary if the Participant is deceased), in accordance with the provisions of this Article VI, as soon as administratively practicable, but not later than sixty (60) days after the close of the Plan Year in which the Participant has Separation from Service. Notwithstanding the foregoing, a Participant who continues to be actively employed after attaining Normal Retirement Age may elect to commence receiving his benefit as soon as practicable after attaining Normal Retirement Age, even if the Participant continues in active employment with the Employer. A Participant who remains in the employ of the Employer after attaining Normal Retirement Age shall continue to participate in Employer contributions.

                  (b) Disability or Separation from Service Prior to Normal Retirement

                           Upon a Participant's Separation from Service prior to attaining Normal Retirement Age due to the Participant's Disability or for any other reason, the Plan Administrator shall direct the Trustee to commence distribution of the Nonforfeitable portion of the Participant's Account to him in accordance with the provisions of this
         Article VI, as soon as administratively practicable after the determination of Disability or the Participant's Separation from Service, as applicable, subject to the notice and consent requirements herein.

         6.02 Notice Regarding Payment Options and Failure of Participant to Make an Election

                  Not earlier than 90 days, but not later than 30 days (or 7 days, if the 30-day period is waived by the Participant), before the Participant's Annuity Starting Date, notice shall be provided to a Participant who is eligible to make a distribution election under the Plan. The "Annuity Starting Date" is the first day of the first period for which an amount is paid as an annuity or in any other form. The notice shall explain the optional forms of benefit available under the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

                  Where the Participant has the right to elect the form and timing of his pension, but has failed to make an election, the Plan Administrator shall direct the Trustee to commence distribution of the Participant's pension, in the form prescribed by Section 6.03, on the 60th day following the close of the Plan Year in which the latest of the following events occur: (i) the Participant attains Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the Participant incurs a Separation from Service.

         6.03 Method of Payment of Benefits at Retirement, Disability or Separation from Service

                  Unless a Participant makes a valid waiver election pursuant to
Section 6.04 to receive an optional form of payment under Section 6.05, a Participant shall be paid the Nonforfeitable portion of his Account in the form of a "Qualified Joint and Survivor Annuity." If, as of the Annuity Starting Date, the Participant is married, a Qualified Joint and Survivor Annuity is an immediate annuity payable monthly for the life of the Participant, and a survivor annuity payable monthly for the remaining life of the Participant's surviving spouse that is 50% of the amount of the annuity payable during the life of the Participant. If, as of the Annuity Starting Date, the Participant is not married, a Qualified Joint and Survivor Annuity is an immediate life annuity for the Participant. The Qualified Joint and Survivor Annuity shall be in the form of an irrevocable immediate annuity contract purchased from an insurer with the Nonforfeitable portion of the Participant's Account.

         6.04     Waiver Election - Qualified Joint and Survivor Annuity

                  Not earlier than ninety (90) days, but not later than thirty
(30) days (or seven (7) days, if the thirty (30) day period is waived by the Participant), before the Participant's Annuity Starting Date, the Participant shall be provided with a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, the rights of the Participant's spouse regarding the waiver election, and the Participant's right to make, and the effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the Qualified Joint and Survivor Annuity or make a new waiver during the election period.

                  A married Participant's waiver election is not valid unless
(a) the Participant's spouse (to whom the survivor annuity is payable under the Qualified Joint and Survivor Annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public witnesses the spouse's consent; (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment; and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the Qualified Joint and Survivor Annuity is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if the blanket consent acknowledges the spouse's right to limit that consent to a specific designation but, in writing, waives such right. The consent requirements of the Section 6.04 apply to a former spouse to the extent required under a qualified domestic relations order as defined in Code Section 414(p).

         The Plan Administrator may accept as valid a waiver election which does not satisfy the spousal consent requirements of this Section if the Plan Administrator establishes the Participant does not have a spouse, the Plan Administrator is not able to locate the Participant's spouse, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         6.05     Optional Forms of Payment

                  Subject to the cash-out provisions of Section 6.06 and the consent requirements applicable to distributions under Section 6.04, in lieu of the Qualified Joint and Survivor Annuity, a Participant may elect to receive payment of benefits in one of the optional forms of benefit described below. The election of an optional form of payment shall be in the form and manner prescribed by the Plan Administrator, and if in accordance with the conditions set forth below, it shall become effective as of his Annuity Starting Date and cannot be revoked or changed once it has become effective.

                  (a) Lump Sum Option - A single lump sum payment of the value of the Nonforfeitable portion of the Participant's Account.

                  (b) Installment Option - Payment in monthly, quarterly, semi-annual, or annual installments over a fixed reasonable period of time, not exceeding (i) the life expectancy of the Participant, or (ii) the joint and last survivor expectancy of the Participant and an individual the Participant designates as his Beneficiary.

                  To facilitate installment payments elected by the Participant under this Section 6.05, the Plan Administrator, in its sole discretion, may direct the Trustee to segregate all or any part of the Participant's Account in a separate account. The Plan Administrator may direct the Trustee to invest the Participant's segregated account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

         6.06     Cash-Out of Small Amounts

                  Notwithstanding anything in this Article VI to the contrary, if the Nonforfeitable portion of the Participant's Account is not greater than $5,000 (prior to 1998, $3,500) such Nonforfeitable portion of the Account shall be paid to the Participant in a lump sum as soon as practicable following his Separation from Service. If the Nonforfeitable portion of the Participant's Account is zero, the Participant shall be deemed to have received a payment of the entire Nonforfeitable portion of his Account under the Plan as of his Separation from Service. A payment (or deemed payment) under this Section 6.06 shall be in full settlement of the Participant's benefits under the Plan.

         6.07     Required Beginning Date

                  Effective January 1, 1997, for purposes of this Article VI, for any person who is not a "5% owner" (as defined in Section 416(i) of the Code) the "Required Beginning Date" is the April 1 of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. The Required Beginning Date of a Participant who is a 5% owner is the April 1 immediately following the calendar year in which the Participant attains age 70 1/2 regardless of whether the Participant has retired.

                  Notwithstanding the foregoing, a Participant who attained age 70 1/2 during 1997 or 1998 may elect to receive his benefit no later than April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2, regardless of such Participant's employment status.

         6.08     Minimum Distribution Requirements

                  (a) Minimum Distribution Requirements for Participants. The Plan Administrator shall not direct the Trustee to distribute the Nonforfeitable portion of a Participant's Account, nor may the Participant elect to have the Trustee distribute the Nonforfeitable portion of his Account, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations.

                           (1) The minimum distribution for a calendar year
                  equals the Nonforfeitable portion of the Participant's Account as of the latest Valuation Date preceding the beginning of the calendar year, divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (subject to the requirements of the regulations under Code Section 401(a)(9)).

                           (2) The Plan Administrator will increase the
                  Nonforfeitable portion of the Participant's Account, as determined on the relevant Valuation Date, for contributions (to the extent Nonforfeitable) allocated after the Valuation Date and by December 31 of the applicable calendar year. For purposes of this valuation, the Plan Administrator will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year.

                           (3) Upon the Participant's written request, the Plan
                  Administrator will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Plan Administrator may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

                           (4) If the Participant's spouse is not his designated
                  Beneficiary, a method of payment to the Participant may not provide more than incidental benefits to the Beneficiary. The Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under
                  Section 401(a)(9) of the Code for distributions made on or after the Participant's Required Beginning Date and before the Participant's death.

                           (5) The minimum distribution for the first
                  distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year.

                  (b) Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy
         Section 401(a)(9) of the Code and the applicable Treasury regulations.

                           (1) If the Participant's death occurs after his
                  Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to
                  Section 6.03, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to Section 6.03, the method of payment to the Beneficiary, subject to Section 6.03, must provide for completion of payment to the Beneficiary over a period not exceeding:

                                    (A) five (5) years after the date of the
                           Participant's death; or

                                   (B) if the Beneficiary is a designated
                           Beneficiary, the designated Beneficiary's life expectancy.

                           (2) The Plan Administrator may not direct payment of
                  the Nonforfeitable portion of the Participant's Account over a period described in clause (B) above unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (B), the minimum distribution for a calendar year equals the Nonforfeitable portion of the Participant's Account as of the latest Valuation Date preceding the beginning of the calendar year, divided by the designated Beneficiary's life expectancy. The Plan Administrator shall use the unisex life expectancy multiples under Treasury Regulation Section1.72-9 for purposes of applying this paragraph.

                           (3) The Plan Administrator, only upon the written
                  request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary, after the Trustee commences payment to the designated Beneficiary. If applicable, the Plan Administrator will apply this paragraph by treating any amount paid to the Participant's child which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse.

                           (4) Upon the Beneficiary's written request, the Plan
                  Administrator shall direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Account, as soon as administratively practicable following the effective date of that request.

         6.09     Participant Benefit Payment Election

                  The Plan Administrator shall permit a Participant to elect any one of the forms of payment of the Nonforfeitable portion of the Participant's Account described in Sections 6.03 and 6.05, subject to the consent requirements of Section 6.04. A Participant also may elect the form and timing of payment of the Nonforfeitable portion of his Account to his Beneficiaries subject to the distribution requirements of Section 6.08. The Participant shall make an election under this Section 6.09 by submitting the election in the form and manner required by the Plan Administrator within a reasonable time before the payment of the Nonforfeitable portion of the Participant's Account would otherwise commence under the Plan. The Plan Administrator shall apply the provisions of this Section 6.09 in a nondiscriminatory and uniform manner.

                  In no event shall the Plan Administrator direct the Trustee to commence payment later than the time prescribed by this Article VI or in a form not permitted under Article VI. The Plan Administrator shall make its determinations under this Article VI in a nondiscriminatory, consistent and uniform manner. If the Plan Administrator directs the Trustee to commence payment to the Participant under this Article VI, it shall provide the Participant (and, if applicable, the Participant's spouse) with the appropriate form to consent to the distribution direction, if required.

         6.10     Reemployment of Participants Receiving Payments

                  In the event that a Participant who is receiving installment or annuity payments is re-employed by the Employer, such Participant shall continue to receive such payments in accordance with the method of payment in effect prior to his reemployment. Payments of installments shall be drawn from the Participant's entire Account, including any contributions allocated to his Account after his re-employment. At the time of his subsequent termination of employment, a Participant who is receiving annuity payments shall be required to make a new election regarding the distribution of his Account attributable to the period of his reemployment, in accordance with the requirements of this Article VI.

         6.11     Lost Participant or Beneficiary

                  The Account of a Participant shall be forfeited if the Plan Administrator, after reasonable effort, is unable to locate the Participant or his Beneficiary to whom payment is due. The amount shall be allocated as a forfeiture pursuant to Section 3.12. However, any such forfeited Account will be reinstated and become payable if a claim is made by the Participant or Beneficiary for such Account. The Plan Administrator shall prescribe uniform and nondiscriminatory rules for carrying out this provision.

         6.12     Facility of Payment

                  If the Plan Administrator deems any person entitled to receive any amount under the provisions of this Plan incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Plan Administrator may, in its sole discretion, direct the Trustee to take any one or more of the following actions:

                  (a) To apply such amount directly for the comfort, support and maintenance of such person;

                  (b) To reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment;

                  (c) To pay such amount to any person selected by the Plan Administrator to disburse it for such comfort, support and maintenance, including without limitation, any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the amount may be. The Plan Administrator may, in its discretion, deposit any amount due to a minor to his credit in any savings or commercial bank of the Plan Administrator's choice.

         6.13     Distributions Under Domestic Relations Orders

                  Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in Section 414(p) of the Code).

                  This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Section 414(p) of the Code) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.13 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

                  The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

                  If any part of the Nonforfeitable portion of the Participant's Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator shall direct the Trustee to segregate the amounts payable in a separate account and to invest the segregated account solely in fixed income investments or to maintain a separate bookkeeping account of said amounts. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the first date on which payments were due under the terms of the order, the Plan Administrator shall direct the Trustee to distribute the separate account in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the above-described eighteen (18) month period, the Plan Administrator shall direct the Trustee to distribute the segregated account in the manner the Plan would distribute it if the order did not exist, and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Plan Administrator may direct the Trustee to invest the partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

                  The Trustee shall make any payment or distributions required under this Section 6.13 by separate benefit checks or other separate distribution to the alternate payee(s).

         6.14     Withholding on Distributions

                  Distributions under this Plan shall be subject to Federal income tax withholding as prescribed by Section 3405 of the Code and the regulations thereunder.

         6.15 No Distribution Prior to Separation from Service, Death or Disability

                  Except as provided below, Salary Deferral Contributions and income allocable thereon are not distributable to a Participant or to his Beneficiary earlier than upon Separation from Service, death or Disability.

                  Such amounts may also be distributed upon:

                  (a) Termination of the Plan without the establishment of another "defined contribution plan" (as defined in the Code and applicable Treasury Regulations).

                  (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

                  (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                  All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements contained in Code Section 401(a)(11) and 417.

         6.16     Eligible Rollover Distributions

                  (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The Plan Administrator may establish rules and procedures governing the processing of Direct Rollovers and limiting the amount or number of such Direct Rollovers in accordance with applicable Treasury regulations. Distributions not transferred to an Eligible Retirement Plan in a Direct Rollover shall be subject to income tax withholding as provided under the Code and applicable state and local laws, if any.

                  (b)      Definitions

                           (1) "Eligible Rollover Distribution" means any
                  distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (2) "Eligible Retirement Plan" means an individual
                  retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (3) "Distributee" means an Employee or former
                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

                           (4) "Direct Rollover" means a payment by the Plan to
                  the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VII

                          PRE-RETIREMENT DEATH BENEFITS

         7.01 Benefit Payable in the Event of Death Before Benefit Commencement Date

                  The Account balance of a Participant who dies while employed by the Employer shall become fully Nonforfeitable upon the Participant's death. A pre-retirement death benefit equal to the Nonforfeitable value of the Participant's Account shall be paid to the Beneficiary of such Participant. Such Beneficiary shall be entitled to commence such death benefit as of the first day of any month after the Participant's death. Notwithstanding the foregoing, in the case of a Participant who was married on the date of his death, the death benefit shall be a Qualified Pre-retirement Survivor Annuity payable to the surviving spouse, unless the Participant has made a valid waiver election pursuant to Section 7.02, or the surviving spouse elects another form of payment. The "Qualified Pre-retirement Survivor Annuity" is a single life annuity which is 50% of the Nonforfeitable value of the Participant's Account and which is payable for the life of the surviving spouse. The value of the Qualified Pre-retirement Survivor Annuity is attributable to Employer contributions and Employee contributions in the same proportion that the Participant's Account is attributable to those contributions. The portion of the Participant's Account which is not payable to the Participant's spouse under this Section 7.01 is payable to the Participant's designated Beneficiary, in accordance with the other provisions of this Article VII. If the present value of the Qualified Pre-retirement Survivor Annuity does not exceed $5,000 (prior to 1998, $3,500), the Plan Administrator shall direct the payment of such survivor benefits in a lump sum payment in lieu of the Qualified Pre-retirement Survivor Annuity.

         7.02 Waiver Election for Married Participants

                  A written explanation of the Qualified Pre-retirement Survivor Annuity shall be provided to each married Participant, within whichever of the following periods ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an Employee becomes a Participant; (3) a reasonable period after the joint and survivor rules become applicable to the Participant; or (4) a reasonable period after a fully subsidized Qualified Pre-retirement Survivor Annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant has a Separation from Service before attaining age 35, clauses (1), (2), (3) and (4) do not apply, and the written explanation shall be provided within the period beginning one year before and ending one year after the Separation from Service. The written explanation shall describe, in a manner consistent with Treasury Regulations under the Code, the terms and conditions of the Qualified Pre-retirement Survivor Annuity in a manner which is comparable to the explanation of the Qualified Joint and Survivor Annuity required under Article
VI. The Plan does not limit the number of times the Participant may revoke a waiver of the Qualified Pre-retirement Survivor Annuity or make a new waiver during the election period.

                  A Participant's waiver election of the Qualified Pre-retirement Survivor Annuity is not valid unless (a) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age 35, and (b) the Participant's spouse (to whom the Qualified Pre-retirement Survivor Annuity is payable) satisfies the consent requirements described in this Article VII, except the spouse need not consent to the form of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the Qualified Pre-retirement Survivor Annuity is irrevocable, unless the Participant revokes the waiver election.

                  Notwithstanding the time of election requirement of clause (1) above, a Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Pre-retirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election will not be valid unless the Participant receives a written explanation of the Qualified Pre-retirement Survivor Annuity in a manner which is comparable to the explanation of the Qualified Joint and Survivor Annuity required under Article VI, and the Participant's spouse consents to the waiver election. Qualified Pre-retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section 7.02.

         7.03 Timing and Form of Distributions

                  With regard to any Qualified Pre-retirement Survivor Annuity or other death benefit, the Participant's surviving spouse or other Beneficiary may elect to commence payment of such death benefit at any time following the date of the Participant's death, but not later than the applicable mandatory distribution period described in Section 6.08. Subject to the requirements of this Section, the Participant's death benefit shall be distributed, as elected by the Participant or, if the Participant did not select a method of payment, as elected by the surviving spouse or other Beneficiary, in accordance with Article VI.

                  In the absence of an election by the surviving spouse or other Beneficiary, any death benefit other than the Qualified Pre-retirement Survivor Annuity shall be distributed on the first distribution date following the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's death; (ii) the date the Plan Administrator receives notification of or otherwise confirms the Participant's death; (iii) the date the Participant would have attained Normal Retirement Age; or (iv) the date the Participant would have attained age 62; but such death benefit shall not be distributed later than the applicable mandatory distribution period described in Section 6.08.

         7.04 Cash-Out of Small Death Benefit Amounts

                  Notwithstanding anything in this Article VII to the contrary, if the Nonforfeitable value of the Participant's Account does not exceed $5,000 (prior to 1998, $3,500), such Account value shall be paid in one lump sum to the surviving spouse or other Beneficiary as soon as practicable following the death of the Participant. Such payment shall be in full settlement of the benefit that otherwise would be payable under this
Article VII.

         7.05 Designation of Beneficiary

                  Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his Account (including any life insurance proceeds payable to the Participant's Account) in the event of his death. A Participant's Beneficiary designation shall not be valid unless the Participant's spouse consents (in accordance with the requirements of Section 417 of the Code) to the Beneficiary designation. A Participant's Beneficiary designation does not require spousal consent if the Participant's spouse is the Participant's designated Beneficiary. The Plan Administrator shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Plan Administrator, it effectively shall revoke all designations filed prior to that date by the same Participant.

         7.06 Failure of Beneficiary Designation

                  If a Participant fails to name a Beneficiary in accordance with Section 7.05, or if the Beneficiary named by a Participant predeceases him, then the Trustee shall pay the Participant's Account in a single lump sum in the following order of priority to:

                  (a) The Participant's surviving spouse;

                  (b) The Participant's surviving children, including adopted children, in equal shares;

                  (c) The Participant's surviving parents, in equal shares; or

                  (d) The legal representative of the estate of the last to die of the Participant and his Beneficiary.

                  If the Beneficiary survives the Participant but dies before complete distribution of the Participant's Account, the remaining portion of the Participant's Account shall be paid in a lump sum to any contingent Beneficiaries named by the Participant or, if there be none, to the legal representative of the estate of such deceased Beneficiary. The Plan Administrator shall direct the Trustee as to the method and to whom the Trustee shall make payment under this Section 7.06.

                                  ARTICLE VIII

                          LOANS; IN-SERVICE WITHDRAWALS

         8.01 Loans

                  The Trustee may, pursuant to the direction and approval of the Plan Administrator, make a loan to a Participant pursuant to the terms of this Article. Such loans shall be made on the written application of the Participant and on such terms and conditions as are set forth in this Article and in policies and procedures established by the Plan Administrator. In making such loans, the Plan Administrator shall follow uniform policies and shall not discriminate in favor of or against any Participant or group of Participants. For purposes of this Section 8.01, the term Participant shall not include former participants, except former Participants who are "parties-in-interest" as defined in ERISA.

                  (a) Maximum Loan Amount. In no event shall any loan made to a Participant pursuant to this Section be in an amount which shall cause the outstanding aggregate balance of all loans made to such Participant under this Plan and all other plans maintained by the Employer or any Related Employer to exceed the lesser of:

                           (1) $50,000, reduced by the excess (if any) of: (1)
                  the highest outstanding balance of loans from the Plan and all other plans of the Employer or any Related Employers to the Participant during the one-year period ending on the day before the date on which the loan is made; over (2) the outstanding balance of loans from the Plan and all other plans of the Employer and all other Related Employers to the Participant on the date on which the loan is made; or

                           (2) one-half of the Nonforfeitable portion of the
                  Participant's Account balance in the Plan attributable to Employer contributions, Voluntary Contributions (if any) and Rollover Contributions.

                           For purposes of this Section, the balances of the Accounts in this Plan and the accounts or accrued benefit in each other qualified plan of the Employer or any Related Employer shall be determined immediately after the origination of the loan.

                  (b) Repayment of Loan. All loans must provide for periodic repayment of principal and interest in level installments by payroll deduction. The period of repayment for each loan made pursuant to this Section shall be arrived at by mutual agreement between the Plan Administrator and the borrower, provided that any such loan shall mature and be payable, in full and with interest, within no more than five years from the date such loan is made, unless the loan is used to acquire a dwelling unit that within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

         8.02 Loan Terms and Conditions

                  In addition to such rules and regulations as the Plan Administrator may adopt, all loans to Participants shall comply with the following terms and conditions:

                  (a) An application by a Participant for a loan shall be made in writing to the Committee, whose action thereon shall be final.

                  (b) Loans shall be available to all Participants on a reasonably equivalent basis. Loans shall not be made available to Participants who are Highly Compensated Employees in an amount greater than the amount made available to all other Participants.

                  (c) Loans shall bear interest at a reasonable rate to be fixed by the Trustee based on interest rates currently being charged by commercial lending institutions for similar loans at the time the loan is approved by the Plan Administrator. The Plan Administrator shall not discriminate among Participants in the matter of interest rates, but loans granted at different times may bear different interest rates based on prevailing rates at the time of origination.

                  (d) Loan funds shall be taken only from the Participant's Account, provided, however, that loan funds shall not be obtainable from any portion of an Account that is invested in life insurance or annuity contracts.

                  (e) Each loan shall be made against collateral, including the assignment of one-half of the present value of the Nonforfeitable portion of the Participant's Account, as security for the aggregate amount of all loans made to such Participant, supported by the borrower's collateral promissory note for the amount of the loan, including interest, payable to the order of the Trustee. The Plan Administrator may require loans used to acquire a Participant's principal residence to be secured by a duly executed and recorded mortgage on the principal residence acquired by the Participant with the loan proceeds.

                  (f) Payments of principal and interest must be made at least quarterly and such payments shall be sufficient to amortize the principal and interest payable pursuant to the loan on a substantially level basis. Such payments must be made by payroll deduction.

                  (g) The Participant must obtain the consent of his spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse and any subsequent spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

                  (h) The term of a loan shall not extend beyond a Participant's Normal Retirement Age, and each loan shall be due and payable immediately upon the Participant's termination of employment. No distribution shall be made to any Participant, or to a Beneficiary of any such Participant, unless and until all unpaid loans, including accrued interest thereon, have been satisfied. In the event of default, including termination of the Employee's employment with the Employer or upon failure to make a principal and interest payment as provided in the loan agreement, foreclosure on the note and attachment of security will occur as soon as a distributable event occurs under the Plan, and the Nonforfeitable portion of the Participant's Account shall be offset by the amount of any unpaid loan. If there is a risk of loss to the Plan due to a delay in foreclosing on the Participant's security for the loan, the Plan shall foreclose immediately unless doing so would jeopardize the qualified status of the Plan under the Code. To the extent permitted by the Code, the occurrence of a default shall itself be treated as a distributable event with respect to a Participant's Account, permitting the Trustee to offset the Nonforfeitable portion of the Participant's Account by the outstanding balance of the loan (or so much thereof as may be treated as distributed).

                  (i) The loan program under the Plan shall be administered by the Plan Administrator in a uniform and nondiscriminatory manner. The Plan Administrator shall establish procedures for applying for loans, guidelines governing the basis on which loans shall be approved, procedures for determining the appropriate interest rate, the types of collateral that will be accepted as security, any limitations on the types and amount of loans offered and the events that will constitute default and actions to be taken to collect loans in default.

                  (j) No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirements, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

         8.03 Withdrawals from Rollover Contributions Account, Transfer Contributions Account, Voluntary Contributions Account and Qualified Voluntary Contributions Account

                  A Participant may, pursuant to the rules and procedures prescribed by the Plan Administrator, elect to withdraw the entire amount or any portion of his Voluntary Contributions Account, Qualified Voluntary Contributions Account, Rollover Contributions Account and/or Transfer Contributions Account prior to his termination of employment with the Employer. Except as otherwise expressly provided herein, such Participant shall, in all other respects, continue to participate in the Plan as if no withdrawal had been made. Notwithstanding the foregoing, amounts held in a Participant's Transfer Contributions Account shall be subject to any distribution restrictions applicable to such contributions.

         8.04 In-Service Withdrawal On or After Age 59-1/2

                  A Participant who has attained age 59-1/2 may, pursuant to the rules and procedures prescribed by the Plan Administrator, elect to withdraw all or any part of the Nonforfeitable portion of his Account prior to his termination of employment with the Employer. Except as otherwise expressly provided herein, such Participant shall, in all other respects, continue to participate in the Plan as if no withdrawal had been made.

         8.05 Hardship Withdrawals

                  A Participant may at any time file with the Plan Administrator an appropriate written request for a hardship withdrawal of all or any part of his Salary Deferral Contributions Account excluding any income allocated thereto. Prior to June 1, 1999, amounts eligible for hardship withdrawals included the Participant's Salary Deferral Contributions Account excluding any income allocated thereto, as well as his vested Employer Matching Contributions Account and his vested Discretionary Employer Contributions Account. The approval or disapproval of such request shall be within the sole discretion of the Plan Administrator. A Participant must first request and receive an in-service withdrawal of any available amount credited to his Voluntary Contributions Account, Qualified Voluntary Contributions Account, Rollover Contributions Account and/or Transfer Contributions Account, and must also have taken all distributions and loans otherwise available under all employee plans maintained by the Employer in order to be permitted to make a hardship withdrawal.

                  The Participant must certify that he has incurred a hardship creating an immediate and substantial financial need and that the resources necessary to satisfy that financial need are not reasonably available from other sources available to the Participant. The amount of the hardship withdrawal shall be limited to that amount determined by the Plan Administrator to be required to meet the immediate financial need created by the hardship, including anticipated Federal and state taxes and penalties resulting from the distribution. The hardship withdrawal distribution shall be made in cash as soon as practicable after the Participant submits the hardship request.

                  A Participant who makes a hardship withdrawal shall be prohibited from making Salary Deferral Contributions and other employee contributions to this Plan and any other plan maintained by the Employer (except "welfare plans" as defined in Section 3(1) of ERISA) for the twelve (12) consecutive months following the date of the request's approval. In addition, the dollar limitation on Salary Deferral Contributions for such Participant shall be reduced (but not below zero) in the Plan Year following the hardship withdrawal by the amount of Salary Deferral Contributions made by the Participant in the Plan Year during which the hardship withdrawal was made. Standards for a hardship set forth in this Plan (or such other standards as may be acceptable under Treasury Regulations issued pursuant to Section 401(k) of the Code) shall be applied by the Plan Administrator on a uniform and nondiscriminatory basis in determining the existence of financial hardship. To be considered a financial hardship for purposes of this Section, the event giving rise to the need for funds must relate to financial hardship resulting from:

                  (a) expenses previously incurred for medical care (described in Code Section 213(d)) or expenses that are necessary to incur in order to obtain medical care (as evidenced by a written estimate thereof) for the Participant, the Participant's spouse or the Participant's dependents (as defined in Code Section 152);

                  (b) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (c) payment for tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Code Section 152); or

                  (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                  A person shall be considered to be a dependent of the Participant if the Participant certifies that he reasonably expects to be entitled to claim that person as a dependent for Federal income tax purposes for a calendar year coinciding with the Plan Year in which the certification of hardship is made.

                  The Participant must obtain the consent of his spouse, if any, for the hardship distribution of his Account. Spousal consent shall be obtained no earlier than 90 days prior to the date of the hardship distribution. The consent must be in writing, must acknowledge the effect of the hardship distribution, and must be witnessed by a Plan representative or notary public. Such consent thereafter shall be binding with respect to the consenting spouse and any subsequent spouse.

                                   ARTICLE IX

                       EMPLOYER ADMINISTRATIVE PROVISIONS

         9.01 Information to Plan Administrator

                  The Employer shall supply current information to the Plan Administrator as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information that the Plan Administrator considers necessary. The Employer's records as to the current information the Employer furnishes to the Plan Administrator shall be conclusive as to all persons.

         9.02 No Liability

                  The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Plan Administrator or the Trustee.

         9.03 Indemnity of Committee

                  The Employer indemnifies and saves harmless the Plan Administrator or the members of the Committee, it so established, and each of them, from and against any and all loss (including reasonable attorney's fees and costs of defense) resulting from liability to which the Plan Administrator or the members of the Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 9.03 shall not relieve any liability under ERISA for breach of a fiduciary duty to the extent such indemnification is prohibited by ERISA. Furthermore, the Plan Administrator or Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 9.03, provided the letter agreement is consistent with and shall not violate ERISA.

         9.04 Indemnity of Trustee

                  To the extent permitted under ERISA, the Employer shall indemnify and hold harmless the Trustee from and against all liabilities (including reasonable attorney's fees and costs of defense) arising out of (a) the acts or omissions to act with respect to the Plan by persons unrelated to the Trustee, including the Employer, the employees or agents of the Employer, the Plan Administrator, or any other fiduciary of the Plan ("Unrelated Persons"); (b) the Trustee's action or inaction with respect to the Plan resulting from reasonable reliance on the action or inaction of Unrelated Persons, including directions to invest or otherwise deal with Plan assets; or
(c) any violation by any Unrelated Person of the provisions of ERISA or the regulations thereunder. The foregoing indemnification does not apply to the extent that liability arises because the Trustee has committed a breach of its duties by reason of its gross negligence or willful misconduct. Expenses incurred by the Trustee that are subject to indemnification under this Plan shall be paid by the Employer upon the Trustee's request, provided that the Employer may delay payment of any amount in dispute until such dispute is resolved.

         9.05 Employer Direction of Investment

                  Subject to the provisions of Section 10.04, the Employer shall have the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund. In addition, the Employer shall have the right to designate one or more Investment Managers who shall have the power and authority to invest and otherwise manage some or all of the assets of the Trust Fund, as designated by the Employer.

                                    ARTICLE X

                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         10.01 Personal Data to Plan Administrator

                  Each Participant and each Beneficiary of a deceased Participant must furnish to the Plan Administrator such evidence, data or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Plan Administrator, provided the Plan Administrator shall advise each Participant of the effect of his failure to comply with its request.

         10.02 Address for Notification

                  Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrator, from time to time, his post office address and any change of post office address in writing or in such other manner or form which is prescribed by the Plan Administrator. Any communication, statement or notice addressed to a Participant or Beneficiary at his last post office address filed with the Plan Administrator, or as shown on the records of the Employer, shall bind the Participant or Beneficiary for all purposes of this Plan.

         10.03 Assignment or Alienation

                  Subject to Section 414(p) of the Code relating to qualified domestic relations orders, neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         10.04 Participant Direction of Investment

                  Each Participant may direct the investment or re-investment of the Participant's Account in the investments selected by the Plan Administrator and/or the Trustee and permitted by law, in accordance with rules and procedures for Participant investment direction established by the Plan Administrator and the Trustee. Such rules may specify the percentage of a Participant's Account that may be invested as designated, any portion of a Participant's Account that will remain subject to investment direction by the Trustee (if any), whether a Participant may designate investment categories separate from investment categories selected by the Plan Administrator and Trustee, and rules governing the timing, frequency, and manner of making investment elections. The Plan Administrator and the Trustee reserve the right to change the investment options available under the Plan and the rules governing investment designations from time to time. The Trustee is under no duty to question any direction by a Participant or his or her duly authorized agent with respect to investments. If a Participant fails to direct the Trustee as to the investment of any portion of his or her Account, that portion of his or her Account will be invested at the Trustee's discretion until the Trustee receives effective investment directions. The Trustee is not liable for any loss or breach resulting from a Participant's direction of the investment of any part of his Account.

                  The Plan Administrator shall treat a loan made to a Participant as a Participant direction of investment under this Section 10.04. To the extent of the loan outstanding at any time, the borrowing Participant's Account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in an interest-bearing segregated Account on behalf of the borrowing Participant until the Trustee deems it appropriate to add the amount paid to the Participant's separate Account under the Plan.

         10.05 Litigation Against the Trust

                  If any legal action filed against the Trustee, the Employer as Plan Administrator, or the Committee, or against any member or members of the Committee, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Employer or the Committee, or any member or members of the Committee, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent Section 401(a)(13) of the Code does not prohibit any such surcharges.

         10.06 Information Available

                  Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, any contract or any other instrument under which the Plan was established or is operated. The Employer will maintain all of the items listed in this Section 10.06 in its offices, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Employer shall furnish him with a copy of any item listed in this Section 10.06. The Employer may make a reasonable charge to the requesting person for the copy so furnished.

         10.07 Claims Procedure

                  The Employer shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan has been denied by the Plan Administrator. The Employer's notice to the Claimant shall set forth:

                  (a) The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions on which the Plan Administrator based its denial;

                  (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

                  (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Plan Administrator within sixty
         (60) days after receipt of the Employer's notice of denial of benefits. The Employer's notice must further advise the Claimant that his failure to appeal the action to the Plan Administrator in writing within the sixty (60) day period will render the Plan Administrator's determination final, binding and conclusive.

                  The initial determination of the Participant's claim shall be made within ninety (90) days of the Claimant's claim for benefits, unless special circumstances prevent the rendering of a decision within the ninety (90) day limit. The Participant shall be notified of the need for the extended period prior to the end of the initial ninety (90) day period and in no event shall the Plan Administrator render a decision respecting a denial for a claim for benefits later than one hundred eighty (180) days after its receipt for review. To the extent that a written response has not been received by the Claimant, the claim shall be deemed denied.

                  If the Claimant should appeal a denial of a claim to the Plan Administrator, the Claimant or his duly authorized representative, may submit, in writing, whatever issues and comments he or his duly authorized representative feel are pertinent. The Claimant or his duly authorized representative may review pertinent Plan documents. The Plan Administrator shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) prevent the rendering of a decision within the sixty (60) day limit. The Participant shall be notified of the need for the extended period prior to the end of the initial sixty (60) day period and in no event shall the Plan Administrator render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for appeal.

                                   ARTICLE XI

                           ADMINISTRATION OF THE PLAN

         11.01 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration

                  The fiduciaries shall have only those powers, duties, responsibilities and obligations as are specifically given them under this Plan and Trust. The Employer shall have the sole responsibility for making the contributions provided for under Article III, and shall have the sole authority to appoint and remove the Trustee and the Plan Administrator, and to amend or terminate, in whole or in part, this Plan or Trust. The Employer shall have the final responsibility for administration of the Plan, which responsibility is specifically described in this Plan and Trust, and shall be the "Plan Administrator" and the named fiduciary. The Plan Administrator shall have the specific delegated powers and duties described in the further provisions of this
Article X and such further powers and duties as hereinafter may be delegated to it by the Employer. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan and Trust, authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under this Plan and Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and Trust that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and Trust and shall not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         11.02 Appointment of Committee

                  A Committee consisting of one or more persons may be appointed by and serve at the pleasure of the Board to assist in the administration of the Plan. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

         11.03 Committee Procedures

                  The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairperson, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer, or the Trustee. The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority, including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employer and the Trustee, shall not be responsible for any such action or failure to act.

         11.04 Records and Reports

                  The Employer (or the Committee if so designated by the Employer) shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participant's Service, Account balances and the percentage of such Account balances that are Nonforfeitable under the Plan; notifications to Participants; annual registration with the Internal Revenue Service; and annual reports to the Department of Labor.

         11.05 Other Committee Powers and Duties

                  The Committee shall have the following powers and duties:

                  (a) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Account and the Nonforfeitable percentage of each Participant's Account;

                  (b) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of this Plan and Trust;

                  (c) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including the discretionary authority to interpret the Plan documents, documents related to the Plan's operation, and issues of fact;

                  (d) To direct the Trustee with respect to the crediting and distribution of the Trust;

                  (e) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

                  (f) To furnish the Employer with information that the Employer may require for tax or other purposes.

                  (g) To engage the services of agents whom it may deem advisable to assist it with the performance of its duties;

                  (h) To engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control; and

                  (i) To establish a nondiscriminatory policy which the Trustee shall observe in making loans to Participants.

         11.06 Rules and Decisions

                  The Committee may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.

         11.07 Application and Forms for Benefits

                  The Committee may require a Participant or Beneficiary to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's or Beneficiary's current mailing address.

         11.08 Authorization of Benefit Payments

                  The Committee shall issue directions to the Trustee concerning all benefits that are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

         11.09 Funding Policy

                  The Committee shall review, not less often than annually, all pertinent information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Committee shall communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager, Participant investment designations and the Plan's short-term and long-term financial needs so that investment policy can be coordinated with Plan financial requirements.

         11.10 Fiduciary Duties

                  In performing their duties, all fiduciaries with respect to the Plan shall act solely in the interest of the Participants and their Beneficiaries, and:

                  (a) For the exclusive purpose of providing benefits to the Participant and their Beneficiaries;

                  (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims;

                  (c) To the extent a fiduciary possesses and exercises investment responsibilities, by diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

         11.11 Allocation or Delegation of Duties and Responsibilities

                  In furtherance of their duties and responsibilities under the Plan, the Committee and the Board may, subject always to the requirements of
Section 11.10,

                  (a) Employ agents to carry out nonfiduciary responsibilities;

                  (b) Employ agents to carry out fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA);

                  (c) Consult with counsel, who may be of counsel to the Employer; and

                  (d) Provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) between the members of the Board, in the case of the Board, and among the members of the Committee, in the case of the Committee.

         11.12 Separate Accounting

                  The amounts in a Participant's Salary Deferral Contributions Account shall at all times be separately accounted for from amounts in a Participant's Employer Matching Contributions Account, Discretionary Employer Contributions Account and subaccounts attributable to Voluntary Employer Contributions, Qualified Voluntary Contributions, Rollover Contributions and Transfer Contributions by allocating investment gains and losses on a reasonable pro rata basis, and by adjusting the subaccounts of a Participant's Account for withdrawals, distributions and contributions. Gains, losses, withdrawals, distributions, forfeitures and other credits or charges shall be separately allocated between such subaccounts on a reasonable and consistent basis.

         11.13 Value of Participant's Account

                  The value of each Participant's Account shall consist of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Account shall be its value as of the Valuation Date immediately preceding the date of the distribution, increased or decreased, as the case may be, for contributions or withdrawals and income or loss allocations made since the last Valuation Date.

         11.14 Account Adjustments

                  The Accounts of Participants, former Participants and Beneficiaries shall be adjusted each Plan Year in accordance with the following:

                  (a) Income of the Trust Fund. Each Valuation Date, the Trustee shall value the Trust Fund at its then market value to determine the amount of Income of the Trust Fund. The Income of the Trust Fund since the preceding Valuation Date shall be allocated to the Accounts of the Participants in proportion to the balances in such Accounts on the preceding Valuation Date, but after first reducing each such Account balance by any distributions from such Account since the preceding Valuation Date. The Income of the Trust Fund attributable to a particular investment fund shall be credited to such investment fund.

                  (b) Contributions. As of each Valuation Date during the Plan Year, the Trustee shall allocate to each respective Participant's Account the contributions to the Plan made since the preceding Valuation Date.

                  (c) Restorations. Contributions shall be used to restore Accounts whenever the Accounts must be reinstated under the Plan.

         11.15 Valuation of Trust Fund

                  A valuation of the Trust Fund shall be made as of each Valuation Date and on any other date during the Plan Year that the Plan Administrator deems a valuation to be advisable. Any such interim valuation shall be exercised on a uniform and nondiscriminatory basis. For the purposes of each valuation, the assets of each investment fund shall be valued at the respective current market values, and the amount of any obligations for which the investment fund may be liable, as shown on the books of the Trustee, shall be deducted from the total value of the assets. For the purposes of maintenance of books of account in respect of properties comprising the Trust Fund, and of making any such valuation, the Trustee shall account for the transactions of the Trust Fund on a modified cash basis.

         11.16 Individual Statement

                  The Plan Administrator will deliver an annual statement (or more frequent, in the discretion of the Plan Administrator) to each Participant (and to each Beneficiary) reflecting the condition of his Account in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

                                   ARTICLE XII

                                 TOP-HEAVY RULES

         12.01 Minimum Employer Contribution

                  If this Plan is Top-Heavy in any Plan Year, the Plan guarantees a minimum contribution (subject to the provisions of this Article
XII) of three percent (3%) of Compensation for each Non-Key Employee who is a Participant employed by the Employer on the Accounting Date of the Plan Year (without regard to Hours of Service completed during the Plan Year). The Plan satisfies the guaranteed minimum contribution for the Non-Key Employee if the Non-Key Employee's contribution rate is at least equal to the minimum contribution. For purposes of this paragraph, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because his Compensation does not exceed a specified level.

                  If the contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the guaranteed minimum contribution for Non-Key Employees shall equal the highest contribution rate received by a Key Employee. The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the Plan Year. For purposes of determining the minimum contribution for a Plan Year, the Plan Administrator shall consider contributions made to any plan pursuant to a salary reduction agreement or similar arrangement as Employer contributions. To determine the contribution rate, the Plan Administrator shall consider all qualified Top-Heavy defined contribution plans maintained by the Employer as a single plan.

         12.02 Top-Heavy Vesting

                  Each Participant who has completed an Hour of Service after the Plan becomes Top-Heavy and while the Plan is Top-Heavy and who has completed the number of Years of Service for vesting specified in the following table shall be vested in his Employer Matching Contribution Account and Discretionary Employer Contribution Account under this Plan at least as rapidly as is provided in the following schedule:

                           Years of Service                       Nonforfeitable Percentage
                           ----------------                       -------------------------
                           Less than 2 years                                  0%
                           2 but less than 3 years                           40%
                           3 but less than 4 years                           60%
                           4 but less than 5 years                           80%
                           5 years or more                                  100%

                  The preceding schedule shall apply only to the extent that it provides a Participant with a greater Nonforfeitable percentage than the vesting schedule under the Plan. If an Account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited for any reason. If the Plan subsequently ceases to be Top-Heavy, a Participant may choose to have the preceding schedule continue to apply, provided that such Participant had at least three (3) years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was Top-Heavy. For all other Participants, the Nonforfeitable percentage provided in the preceding schedule prior to the date the Plan ceases to be Top-Heavy shall not be reduced.

         12.03    Additional Contribution

                  If the contribution rate for the Plan Year with respect to a Non-Key Employee described in Section 12.01 is less than the minimum contribution, the Employer will increase its contribution for such Employee to the extent necessary so his contribution rate for the Plan Year will equal the guaranteed minimum contribution. The Plan Administrator shall allocate the additional contribution to the Account of a Non-Key Employee for whom the Employer makes the contribution.

         12.04    Determination of Top-Heavy Status

                  The Plan is "Top-Heavy" for a Plan Year if the Top-Heavy ratio as of the Determination Date exceeds sixty percent (60%). The Top-Heavy ratio is a fraction, the numerator of which is the sum of the present value of Accounts of all Key Employees as of the Determination Date, the contributions due as of the Determination Date, and distributions made within the five (5) Plan Year period ending on the Determination Date, and the denominator of which is a similar sum determined for all Employees. The Plan Administrator shall calculate the Top-Heavy ratio without regard to the Account of any Non-Key Employee who was formerly a Key Employee. The Plan Administrator shall calculate the Top-Heavy ratio by disregarding the Account portion (including distributions, if any, of the Account) of an individual who has not received credit for at least one (1) Hour of Service with the Employer during the five (5) Plan Year period ending on the Determination Date. The Plan Administrator shall calculate the Top-Heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Section 416 of the Code and the regulations thereunder.

                  If the Employer maintains other qualified plans (including a simplified employee pension plan) this Plan is Top-Heavy only if it is part of the Required Aggregation Group, and the Top-Heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds sixty percent (60%). The Plan Administrator will calculate the Top-Heavy ratio in the same manner as required by the first paragraph of this Section 12.04, taking into account all plans within the Aggregation Group. To the extent the Plan Administrator must take into account distributions to a Participant, the Plan Administrator shall include distributions from a terminated plan that would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Plan Administrator shall calculate the present value of accrued benefits and the other amounts the Plan Administrator must take into account, under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Section 416 of the Code and the regulations thereunder. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrator shall value the accrued benefits or Accounts in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date. The Plan Administrator shall calculate the Top-Heavy ratio with reference to the Determination Dates that fall within the same calendar year.

                  The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or
(ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
Section 411(b)(1)(C) of the Code.

         12.05    Limitation of Allocations

                  If, during any Limitation Year, this Plan is Top-Heavy, the Plan Administrator shall apply the limitations of Article IV to a Participant by substituting "100%" for "125%" each place it appears in Section 4.03. This
Section 12.05 shall not apply if:

                  (a) The contribution rate for a Non-Key Employee who participates only in the defined contribution plan(s) would satisfy
         Section 12.01 if the Plan Administrator substituted four percent (4%) for three percent (3%);

                  (b) A Non-Key Employee who participates in any Top-Heavy defined benefit plan(s) receives an extra minimum contribution or benefit that satisfies Section 416(h)(2) of the Code; and

                  (c) The Top-Heavy ratio does not exceed ninety percent (90%).

         12.06    Definitions

                  For purposes of applying the provisions of this Article XII:

                  (a) "Key Employee" shall mean, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Plan Year (which includes the Determination
         Date) or during the preceding four Plan Years, is (1) an officer of the Employer having annual Compensation in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year,
         (2) one of the ten Employees owning the largest interests in the Employer and earning more than the dollar limitation in effect under
         Section 415(c)(1)(A) of the Code for such Plan Year, (3) a more than five percent (5%) owner of the Employer, or (4) a more than one percent (1%) owner of the Employer who has annual Compensation of more than $150,000. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer.

The Plan Administrator will make the determination of who is a Key Employee in accordance with Section 416(i)(1) of the Code and the regulations under that Code Section.

                  (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

                  (c) "Required Aggregation Group" means

                           (i) Each qualified plan of the Employer in which at
                  least one (1) Key Employee participates at any time during the five (5) Plan Year period ending on the Determination Date; and

                           (ii) Any other qualified plan of the Employer that
                  enables a plan described in (1) to meet the requirements of
                  Section 401(a)(4) or Section 410 of the Code.

                           The Required Aggregation Group includes any plan of the Employer which was maintained within the last five years ending on the Determination Date on which a top heaviness determination is being made if such plan would otherwise be part of the Required Aggregation Group for the Plan Year but for the fact it has been terminated.

                  (d) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of
         Section 401(a)(4) and Section 410 of the Code. The Plan Administrator shall determine which plans to take into account in determining the Permissive Aggregation Group.

                  (e) "Employer" means all the members of a controlled group of corporations (as defined in Section 414(b) of the Code), of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Section 414(c) of the Code), or an affiliated service group (as defined in Section 414(m) of the Code), of which the Employer is a part. However, the Plan Administrator shall not aggregate ownership interests in more than one member of a related group to determine whether an individual is a Key Employee because of his ownership interest in the Employer.

                  (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.

                                  ARTICLE XIII

                                  MISCELLANEOUS


         13.01 Evidence

                  Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information that the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Plan Administrator and the Trustee shall be fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         13.02 No Responsibility for Employer Action

                  Neither the Trustee nor the Plan Administrator shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or Eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee or the Plan Administrator be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be by its Board or its designate.

         13.03 Fiduciaries Not Insurers

                  The Trustee, the Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money that may be or becomes due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         13.04 Waiver of Notice

                  Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury Regulations require the notice, or ERISA specifically or impliedly prohibits such a waiver.

         13.05 Successors

                  The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Committee, the Plan Administrator and their successors.

         13.06 Word Usage

                  Words used in the masculine shall apply to the feminine or neuter where applicable, and wherever the context of the Plan dictates, the plural shall be read as singular and the singular as the plural.

         13.07 Headings

                  The headings are for reference only. In the event of a conflict between a heading and the content of a section, the content of the section shall control.

         13.08 State Law

                  The laws of the State of Ohio shall determine all questions arising with respect to the provision of this Agreement except to the extent that an applicable Federal statute supersedes Ohio law.

         13.09 Employment Not Guaranteed

                  Except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement, nothing contained in this Plan, and nothing with respect to the establishment of the Trust, any modification or amendment to the Plan or Trust, the creation of any Account, or the payment of any benefit, shall give any Employee, Participant or Beneficiary any right to continue employment, or any legal or equitable right against the Employer, or an Employee of the Employer, the Trustee or its agents or employees, or the Plan Administrator. Nothing in the Plan shall be deemed or construed to impair or affect in any manner the right of the Employer, in its discretion, to hire Employees and, with or without cause, to discharge or terminate the service of Employees.

         13.10 Payment of Plan Expenses

                  All reasonable and necessary expenses incident to the administration, termination or protection of the Plan and Trust, including, but not limited to, accounting, investment manager and Trustee fees, may be paid from the Trust Fund to the extent permitted by ERISA. Such expenses of the Plan shall be paid from the Trust to the extent not paid by the Employer.

                                   ARTICLE XIV

                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION



         14.01 Exclusive Benefit

                  Except as provided under Article III, the Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

         14.02 Amendment by Employer

                  The Employer shall have the right at any time and from time to time:

                  (a) To amend this agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of the Code; and

                  (b) To amend this agreement in any other manner.

                  However, no amendment shall authorize or permit any part of the Trust Fund (other than the part required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment shall cause or permit any portion of the Trust Fund to revert to or become a property of the Employer; and the Employer shall not make any amendment that affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Committee. Furthermore, no amendment shall decrease a Participant's Account balance or accrued benefit or reduce or eliminate any benefits protected under
Section 411(d)(6) of the Code, including an optional form of distribution, with respect to a Participant with an Account balance or accrued benefit at the date of the amendment, except to the extent permitted under Section 412(c)(8) of the Code.

         14.03    Amendment to Vesting Provisions

                  Through the Employer reserves the right to amend the vesting provisions at any time, the Plan Administrator shall not apply an amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Account derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed

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
under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

                  If the Employer makes a permissible amendment to the vesting provisions, each Participant having at least three (3) Years of Service with the Employer may elect to have the Nonforfeitable percentage of his Account balance computed under the Plan without regard to the amendment. The Participant must file his election with the Employer within sixty (60) days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Employer, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule. The election described in this Section 14.03 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as a vesting schedule in effect prior to the amendment. For purposes of this Section 14.03, an amendment to the vesting schedule includes any amendment that directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Account.

         14.04    Discontinuance

                  The Employer shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under the Plan.

         14.05    Full Vesting on Plan Termination

                  Notwithstanding any other provision of this Plan to the contrary, upon either full or partial termination of the Plan, or, if applicable, upon the date of complete discontinuance of contributions to the Plan, an affected Participant's right to his Account shall be one hundred percent (100%) Nonforfeitable.

         14.06    Merger, Direct Transfer and Elective Transfer

                  The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer.

                  If permitted by the Employer in its discretion, the Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts such a direct transfer of plan assets, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee shall not share in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. The Trustee shall hold, administer and distribute the transferred assets as a part of the general Trust Fund. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 14.02.

                  If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Section 401(k) arrangement of the Code, the distribution restrictions of Section Section 401(k)(2) and (10) of the Code continue to apply to those transferred elective contributions.

         14.07    Termination of the Plan

                  Upon termination of the Plan, the distribution provisions of
Article VI and VII shall remain operative, except that:

                  (a) If the present value of the Nonforfeitable portion of the Participant's Account does not exceed $5,000 (prior to 1998, $3,500), the Plan Administrator will direct the Trustee to distribute the Nonforfeitable portion of the Participant's Account to him in lump sum as soon as administratively practicable after the Plan terminates; and

                  (b) If the present value of the Nonforfeitable portion of the Participant's Account exceeds $5,000 (prior to 1998, $3,500), the Participant or the Beneficiary, in addition to the distribution events permitted under Articles VI and VII, may elect to have the Trustee commence distribution of the Nonforfeitable portion of the Participant's Account as soon as administratively practicable after the Plan terminates.

                  The Trust shall continue until the Trustee, after written direction from the Plan Administrator, has distributed all of the benefits under the Plan. To liquidate the Trust, the Plan Administrator may purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Nonforfeitable portion of the Participant's Account exceeds $5,000 and the Participant does not elect an immediate distribution pursuant to this Section 14.07.

                  The Employer has executed this Plan on the date set forth below.

                                                  Employer:

                                                  THE BISYS GROUP, INC.



Dated:  July 15, 1999                             By:  /s/ Mark J. Rybarczyk
                                                       ---------------------

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